VANGUARD
FIXED INCOME
SECURITIES FUND


Semiannual Report - July 31, 1998


[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

       We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

       But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

       They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                                 [PHOTO]
John C. Bogle                           John J. Brennan
Senior Chairman                         Chairman & CEO


CONTENTS

A MESSAGE TO OUR SHAREHOLDERS ..........................................  1

THE MARKETS IN PERSPECTIVE .............................................  7

REPORTS FROM THE ADVISERS ..............................................  9

PERFORMANCE SUMMARIES .................................................. 13

PORTFOLIO PROFILES ..................................................... 18

FINANCIAL STATEMENTS ................................................... 28

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

       Interest rates held relatively steady during the first half of Vanguard Fixed Income Securities Fund's fiscal year, an environment in which the return of each of our nine portfolios was essentially equal to its rate of interest income. During the six months ended July 31, 1998, total returns ranged from +2.3% for our Short-Term U.S. Treasury Portfolio to +3.5% for our Long-Term U.S. Treasury and High Yield Corporate Portfolios. Each portfolio's return topped that of its average mutual fund peer and was in line with the segment of the bond market that it represents.

       The adjacent table presents the six-month total return (capital change plus reinvested dividends) for each portfolio compared with that of its average mutual fund competitor.

--------------------------------------------------------------------------------
                                                         TOTAL RETURNS
                                                SIX MONTHS ENDED JULY 31, 1998
                                               ---------------------------------
                                                 VANGUARD           PEER GROUP
PORTFOLIO                                        PORTFOLIO            AVERAGE
--------------------------------------------------------------------------------
Short-Term U.S. Treasury                        +2.3%                +2.2%
Short-Term Federal                              +2.4                 +2.1
Short-Term Corporate                            +2.6                 +2.3
--------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury                 +2.4%                +2.0%
Intermediate-Term Corporate                     +2.6                 +2.5
GNMA                                            +2.8                 +2.5
--------------------------------------------------------------------------------
Long-Term U.S. Treasury                         +3.5%                +2.5%
Long-Term Corporate                             +3.2                 +2.5
--------------------------------------------------------------------------------
High Yield Corporate                            +3.5%                +3.1%
--------------------------------------------------------------------------------
Short-Term Corporate-
  Institutional Shares                          +2.7%                +2.3%
--------------------------------------------------------------------------------

       Details on each portfolio, including per-share net asset values, income dividends, and any capital gains distributions, are presented in the table that follows this letter. The table also lists the portfolios' annualized yields, which on July 31 ranged from 5.38% for our Short-Term U.S. Treasury Portfolio to 8.13% for our High Yield Corporate Portfolio. It's important to note that semiannual returns for bond funds account for only half of the year's interest income, while price changes occur immediately in response to changes in interest rates. Over the long run, however, interest income accounts for virtually all of the total return of a bond fund. For this reason, we think it's useful to present a full year's interest income. The table on page 2 presents each portfolio's return for the past twelve months, divided into its income and capital components.

       It illustrates the impact of the fall in interest rates over the past twelve months, which was most significant--as you would expect--for the Long-Term U.S. Treasury Portfolio. During the period, yields on 30-year and 10-year Treasuries declined about 50 basis points (0.50 percentage point). Price fluctuations engendered by interest rate changes, to be sure, can either add to, or subtract from, the income return.

THE PERIOD IN REVIEW

For most of the six months ended July 31, 1998, optimism prevailed in U.S. financial markets. The domestic economy grew at a robust rate, yet inflation and interest rates remained stable at relatively low levels, making the United States seem somewhat insulated from severe economic problems in Asia, Russia, and several emerging markets. In fact, Asia's storm clouds had a silver lining for U.S. investors. Interest rates and inflation were held down by lower commodity prices and by the dollar's steep rise against a number of currencies, which reduced costs of imported goods. This turmoil drove capital to the "safe haven" of dollar- denominated assets, helping keep U.S. interest rates low.

       The yield on the benchmark 30-year U.S. Treasury bond ranged from 5.57% to 6.07% during the half-year, and ended the period at 5.71%, 9 basis points below the 5.80% yield that prevailed on January 31. Similarly, the yield on 3-month Treasury bills declined from 5.18% on January 31 to 5.07% on July 31. The yield on 3-year Treasuries, however, rose 13 basis points to 5.46% at the end of the six months.

-----------------------------------------------------------------------
                                      COMPONENTS OF TOTAL RETURNS
                                   TWELVE MONTHS ENDED JULY 31, 1998
                                ---------------------------------------
                                 INCOME         CAPITAL         TOTAL
                                 RETURN         RETURN         RETURN
-----------------------------------------------------------------------
SHORT-TERM PORTFOLIOS
  U.S. Treasury                  +5.8%           +0.2%        + 6.0%
  Federal                        +6.1            -0.1         + 6.0
  Corporate                      +6.3             0.0         + 6.3
-----------------------------------------------------------------------
INTERMEDIATE-TERM PORTFOLIOS
  U.S. Treasury                  +6.3%           +1.6%        + 7.9%
  Corporate                      +6.6            +0.6         + 7.2
  GNMA                           +7.0            +0.5         + 7.5
-----------------------------------------------------------------------
LONG-TERM PORTFOLIOS
  U.S. Treasury                  +6.6%           +5.2%        +11.8%
  Corporate                      +7.0            +2.4         + 9.4
-----------------------------------------------------------------------
HIGH YIELD CORPORATE             +8.8%           +0.7%        + 9.5%
-----------------------------------------------------------------------

       Though it may have seemed a ho-hum half-year in the bond market, it was a mercurial six months for stocks. On balance, the Standard & Poor's 500 Composite Stock Price Index rose sharply, returning +15.2% during the six months. However, as the period progressed, an ever-narrower segment of giant blue chips was carrying the load. The Wilshire 4500 Index, which represents the U.S. stock market beyond the S&P 500 Index, earned +4.7% during the period, and the Russell 2000 Index of small stocks had a negative return of -2.0%.

       As noted earlier, the total returns for the portfolios of Vanguard Fixed Income Securities Fund consisted primarily of their interest earnings during the six months. The return of our Long-Term U.S. Treasury Portfolio received a wee boost from the slight decline in interest rates during the half-year, while our Long-Term Corporate Portfolio felt no price impact. The remainder of our portfolios saw their six-month total returns slightly diminished by tiny negative capital returns, reflecting the minor uptick in interest rates in the shorter- to intermediate-term segments of the bond market. For more detailed information on capital and income returns for each portfolio, see the Performance Summaries beginning on page 13.

       On a relative basis, it was a very good six months for Vanguard Fixed Income Securities Fund. Each portfolio's return outpaced that of its average peer--by a full percentage point in the case of our Long-Term U.S. Treasury Portfolio. Generally, we have held portfolios with maturities that are slightly longer than those of our peers, which aids us when interest rates are stable or falling, as in the latest half-year, just as it works to our detriment when rates are rising. In addition, the returns of our portfolios closely tracked those of their relevant benchmark indexes, as shown by the Performance Summaries later in this report. This is a notable achievement, given that our portfolios incur operating expenses and transaction costs (at an extremely low level) that the indexes do not.

IN SUMMARY

Bond returns fell short of stock returns during the past six months, just as they have for the better part of the past decade. But bonds have played important roles in balanced portfolios--and will continue to do so in the future--by providing regular interest income and cushioning the volatility of the stock market. For this reason we urge you to construct and maintain a diversified portfolio that is suited to your objectives, time horizon, and tolerance for risk. We look forward to reporting to you in further detail in our annual report six months hence.

/s/ JOHN C. BOGLE                                      /s/ JOHN J. BRENNAN

John C. Bogle                                          John J. Brennan
Senior Chairman                                        Chairman and
                                                       Chief Executive Officer
August 19, 1998


PORTFOLIO STATISTICS
-------------------------------------------------------------------------------------------------------------------------
                             NET ASSET VALUE
                                PER SHARE                   SIX MONTHS                   TWELVE MONTHS            SEC
                           -------------------      --------------------------    --------------------------    30-DAY
                           JAN. 31,    JUL. 31,      INCOME      CAPITAL GAINS     INCOME      CAPITAL GAINS   ANNUALIZED
PORTFOLIO                    1998        1998       DIVIDENDS    DISTRIBUTION     DIVIDENDS    DISTRIBUTION      YIELD
-------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury    $10.27     $10.23        $0.276              --        $0.574             --          5.38%
Short-Term Federal           10.19      10.14         0.293              --         0.600             --          5.64
Short-Term Corporate         10.87      10.82         0.330              --         0.666             --          5.93
Short-Term Corporate-
   Institutional Shares      10.87      10.82         0.337              --         0.566*            --          6.05
-------------------------------------------------------------------------------------------------------------------------
Intermediate-Term
   U.S. Treasury            $10.80     $10.74        $0.316              --        $0.641             --          5.47%
Intermediate-Term
   Corporate                 10.03       9.96         0.315          $0.015         0.636         $0.026          6.24
GNMA                         10.48      10.42         0.348           0.002         0.707          0.002          6.51
-------------------------------------------------------------------------------------------------------------------------
Long-Term U.S. Treasury     $10.79     $10.84        $0.318              --        $0.640             --          5.62%
Long-Term Corporate           9.32       9.24         0.294          $0.082         0.602         $0.153          6.32
-------------------------------------------------------------------------------------------------------------------------
High Yield Corporate        $ 8.17     $ 8.12        $0.332              --        $0.680             --          8.13%
-------------------------------------------------------------------------------------------------------------------------

*Income dividends since operations commenced, September 30, 1997.

Notice to Shareholders

At a special meeting on May 29, 1998, shareholders of Vanguard Fixed Income Securities Fund overwhelmingly approved four proposals. (For the Short-Term U.S. Treasury Portfolio, the meeting was on July 31, 1998.) The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes the fund pays annually by approximately $2,187,000 at current asset levels. Approved as follows:

               --------------------------------------------------------------------------------------------
                PORTFOLIO                          FOR            AGAINST         ABSTAIN       APPROVED BY
               --------------------------------------------------------------------------------------------
                Short-Term U.S. Treasury        46,608,992        986,321        2,137,566        93.72%
               --------------------------------------------------------------------------------------------
                Short-Term Federal              79,053,833        887,211        1,188,383        97.44%
               --------------------------------------------------------------------------------------------
                Short-Term Corporate           278,306,132      3,776,738        3,108,343        97.59%
               --------------------------------------------------------------------------------------------
                Intermediate-Term
                   U.S. Treasury                80,027,400      3,506,033        3,028,713        92.45%
               --------------------------------------------------------------------------------------------
                Intermediate-Term
                   Corporate                    51,037,188        463,058          566,117        98.02%
               --------------------------------------------------------------------------------------------
                GNMA                           566,040,928      6,317,236       11,379,946        96.97%
               --------------------------------------------------------------------------------------------
                Long-Term U.S. Treasury         57,046,997        583,213        1,580,180        96.35%
               --------------------------------------------------------------------------------------------
                Long-Term Corporate            274,250,508      2,678,147        3,883,587        97.66%
               --------------------------------------------------------------------------------------------
                High Yield Corporate           371,892,047      4,339,971        5,626,044        97.39%
               --------------------------------------------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits Vanguard Fixed Income Securities Fund to participate in Vanguard's interfund lending program, which allows funds to lend money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of the fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved as follows:

               --------------------------------------------------------------------------------------------
                PORTFOLIO                          FOR            AGAINST         ABSTAIN       APPROVED BY
               --------------------------------------------------------------------------------------------
                Short-Term U.S. Treasury        44,522,552       2,498,972       2,711,354        89.52%
               --------------------------------------------------------------------------------------------
                Short-Term Federal              77,216,566       2,133,839       1,779,023        95.18%
               --------------------------------------------------------------------------------------------
                Short-Term Corporate           273,895,374       6,811,854       4,483,984        96.04%
               --------------------------------------------------------------------------------------------
                Intermediate-Term
                   U.S. Treasury                80,634,790       2,320,977       3,606,380        93.15%
               --------------------------------------------------------------------------------------------
                Intermediate-Term
                   Corporate                    50,053,559       1,279,519         733,285        96.13%
               --------------------------------------------------------------------------------------------
                GNMA                           549,935,292      18,024,679      15,778,139        94.21%
               --------------------------------------------------------------------------------------------
                Long-Term U.S. Treasury         54,626,417       2,217,597       2,366,377        92.26%
               --------------------------------------------------------------------------------------------
                Long-Term Corporate            267,940,925       7,376,929       5,494,391        95.42%
               --------------------------------------------------------------------------------------------
                High Yield Corporate           364,952,642       9,115,521       7,789,900        95.57%
               --------------------------------------------------------------------------------------------

                                                        (continued on next page)

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and the amount of assets that can be pledged to secure any loans. Approved as follows:

               --------------------------------------------------------------------------------------------
                PORTFOLIO                          FOR            AGAINST         ABSTAIN       APPROVED BY
               --------------------------------------------------------------------------------------------
                Short-Term U.S. Treasury        43,740,395       3,658,850       2,333,632        87.95%
               --------------------------------------------------------------------------------------------
                Short-Term Federal              76,269,339       2,838,548       2,021,540        94.01%
               --------------------------------------------------------------------------------------------
                Short-Term Corporate           269,610,327       8,801,849       6,779,035        94.54%
               --------------------------------------------------------------------------------------------
                Intermediate-Term
                   U.S. Treasury                80,893,666       3,785,432       1,883,048        93.45%
               --------------------------------------------------------------------------------------------
                Intermediate-Term
                   Corporate                    49,461,013       1,742,926         862,424        95.00%
               --------------------------------------------------------------------------------------------
                GNMA                           540,878,318      24,502,927      18,356,864        92.66%
               --------------------------------------------------------------------------------------------
                Long-Term U.S. Treasury         53,810,360       3,138,963       2,261,068        90.88%
               --------------------------------------------------------------------------------------------
                Long-Term Corporate            264,302,917      10,257,053       6,252,273        94.12%
               --------------------------------------------------------------------------------------------
                High Yield Corporate           360,120,586      12,675,731       9,061,746        94.31%
               --------------------------------------------------------------------------------------------

2e. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN BOND FUTURES AND OPTIONS. This change permits Vanguard Fixed Income Securities Fund-Short-Term Federal Portfolio to invest in bond futures and options in order to manage its cash reserves, risk, and transaction costs. Approved by 92.69% of the shares voted, as follows:

              ------------------------------------------------
                    FOR             AGAINST           ABSTAIN
              ------------------------------------------------
                75,194,966         3,888,541         2,045,920
              ------------------------------------------------

THE MARKETS IN PERSPECTIVE
Six Months Ended July 31, 1998

The U.S. financial markets turned in a generally solid performance during the six months ended July 31, 1998. Interest rates held fairly steady, so bond prices were little changed. The stock market advanced, with large-capitalization stocks gaining the most.

       The economy's rapid expansion early in 1998--when it grew at a 5.5% pace--cooled down a bit in the spring and early summer. Even so, the nation was producing 3.5% more goods and services during the April-June quarter of 1998 than during the same period a year earlier. Americans kept the economy humming by continuing to spend, or as economists say, consume. Consumption spending was 5.2% higher in the April-June quarter than a year before, and the savings rate plunged to a microscopic 0.2% in June, meaning that consumers in aggregate spent an incredible 99.8% of after-tax, or disposable, income. Their ebullience was not without foundation--unemployment hovered around 4.5% during the period; wages were rising (personal income in June was 5% higher than in June 1997); and inflation was tame (consumer prices in July were up only 1.7% from a year before).

       Consumers gave the economy more than enough momentum to offset the drag caused by Asia's economic problems, which have been unexpectedly severe and long-lasting. Asia's weakened currencies and shrinking economies have reduced U.S. exports and cut the cost of Asian imports, sending the U.S. trade deficit to record levels. However, the "Asian contagion" also has lessened the inflationary pressures in the U.S. economy.

--------------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                                PERIODS ENDED JULY 31, 1998
                                          --------------------------------------
                                           6 MONTHS      1 YEAR       5 YEARS*
--------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                             15.2%        19.3%        22.9%
   Russell 2000 Index                        -2.0          2.3         13.8
   MSCI EAFE Index                           12.1          5.8          9.8
--------------------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index                2.8%         7.9%         6.8%
   Lehman 10-Year Municipal Bond Index        1.6          5.7          6.6
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.6          5.2          5.0
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.0%         1.7%         2.5%
--------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

Favorable economic conditions led to a continued rise in U.S. stock prices. Although market averages set records, the advance was not uniform. Large-cap growth stocks led the way, while small-cap stocks trailed well behind. However, sentiment seemed to change abruptly in mid-July, and stock prices tumbled during the final two weeks of the half-year. Problems that investors had shrugged off earlier in the year--such as Asia's crises and a slowing in the growth of corporate earnings--were now accorded greater weight. On balance, the large-cap-dominated S&P 500 Index earned 15.2% during the six months, far above the 4.7% return of the rest of the market (as measured by the Wilshire 4500 Index) and a remarkable 17.2 percentage points above the return of the small-cap Russell 2000 Index, which declined 2.0%. There also was a wide disparity within the S&P 500, as its growth-stock component rose 19.0%, well above the 11.1% return on its value stocks.

       The rise in large-cap stock prices occurred despite lackluster growth in corporate earnings--less than 5% for the stocks in the S&P 500. July was the 11th consecutive month in which securities analysts lowered their forecasts for corporate earnings in 1998, according to I/B/E/S International, a financial research group. It takes optimism for investors to reconcile sluggish earnings growth with record price/earnings ratios on stocks, and some of that optimism seemed to evaporate during late July.

       Technology was the market's best-performing sector during the period, with a 28% return. Other sector leaders included auto and transportation (up 24%), consumer discretionary (up 21%), and financial services (up 19%). Among the laggards were companies hurt by falling commodity prices, such as oil-services and oil-drilling firms and makers of paper, chemicals, and steel. Prices also declined for companies seen as vulnerable to the stronger dollar, including manufacturers of aircraft and construction equipment.

U.S. FIXED-INCOME MARKETS

Interest rates fluctuated within a band of roughly half a percentage point during the six months, ending the period little changed. The 2.8% total return of the Lehman Aggregate Bond Index during the half-year brought its return for the 12 months ended July 31 to 7.9%, a generous 6.2% return above inflation. The yield on 30-year U.S. Treasury bonds declined by 9 basis points (0.09 percentage point) to 5.71% during the six months. Yields were slightly higher (13 basis points) on 3-year Treasury notes, while the yield on 3-month Treasury bills declined on balance by 11 basis points to 5.07%. Mild inflation kept the bond market stable despite the economy's strong growth.

       Yields rose a bit on corporate bonds and mortgage-backed securities, which therefore had slight price declines and underperformed Treasury bonds. Treasuries benefited to some degree from a "flight to quality" among some investors, whereas corporate bond prices were weighed down by a large supply of newly issued bonds. Mortgage-backed securities lagged Treasuries largely because of expectations that many homeowners would pay off old, higher-coupon mortgage loans and refinance with new, lower-rate loans.

INTERNATIONAL EQUITY MARKETS

Europe's bull market in stocks galloped upward, while stocks in Asia and most emerging markets registered significant declines in U.S. dollar terms. Overall, international markets gained 12.1% in U.S. dollars, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index.

       Europe's bourses, which as a group rose 22.3% in local currencies, rose 23.9% in U.S. dollars, thanks to a slight strengthening of most European currencies against the dollar. Stocks benefited from optimism about economic growth throughout the continent and the impending adoption by 11 countries of the euro as a single European currency. Markets were also buoyed by signs of a new corporate emphasis on increasing shareholder value.

       The mood in most Asian and emerging stock markets was decidedly downbeat as Japan--which had been counted on as the engine to propel the region's weakened economies--itself fell into recession. Japanese stocks--which rose slightly in yen but fell 11.7% in U.S.-dollar terms--were actually Asia's bright spot during the period. Declines were worse in Singapore (-16.7%), Hong Kong (-20.6%), and Malaysia (-29.6%), and the Pacific markets as a group were down -12.4%. Stock prices also tumbled for oil producers Mexico (-10.7%) and Venezuela (-38.5%). Despite gains in some eastern European countries, emerging markets on balance declined 7.5% during the half-year.

REPORT FROM VANGUARD FIXED INCOME GROUP

Short-Term U.S. Treasury, Federal, and Corporate Portfolios;
Intermediate-Term U.S. Treasury and Corporate Portfolios; and
Long-Term U.S. Treasury Portfolio

       The half-year ended July 31, 1998, was a period of relatively mind-numbing tranquillity in the bond markets. Yields were little changed point-to-point, and equally placid from month-to-month-to-month. In short, it was a yawner. The portfolios of Vanguard Fixed Income Securities Fund generally produced total returns consistent with six months' income, with very minor hiccups in principal value. For long-term investors, this is precisely what the doctor ordered; steady, positive, attractive nominal and real rates of interest acting as a welcome counterbalance to the adrenaline-pumping gyrations of the equity asset classes.

       At present, we are witnessing a rare confluence of opposing forces so evenly balanced that they appear to foster stability in the bond markets. Principal among these are two: the economic crisis in Asia and the exuberant confidence of Americans.

       The Asian crisis has spread and began, with the April-June quarter, to noticeably affect manufacturing in the United States. The weakening of the economies of Japan, South Korea, Hong Kong, Thailand, Indonesia, Malaysia, and the other countries along the Pacific Rim created turmoil in their currency and stock markets, and is now producing secondary effects on their trade with each other and with this country. The U.S. dollar has appreciated dramatically against most Asian currencies, thereby making American-made goods much more expensive there while making Asian products cheaper here. The weakening of Asian economies also reduces demand within the region, further shrinking the market for U.S. goods and services. Economists estimate that the resulting increase in the U.S. trade deficit reduced the annual growth rate of U.S. gross domestic product by about 2 percentage points during the first half of 1998. As all these inter- related forces play out, the bottom line for bondholders is bullish. Asian economic weakness beneficially influences our domestic inflation, widens our trade gap, and, in so doing, takes some excess steam out of the quite robust U.S. economy.

       Although the drag caused by Asia is strong, for now it seems to be counterbalanced by equally strong and resilient demand in the United States. Economic conditions here remain about as good as they can get. The nation enjoys full employment and jobs are being created at a rapid pace, indeed far beyond the demographic capacity of the population to fill them. Consumer confidence is at or near all-time highs, and the stock market's historic boom creates a "wealth effect." Rising stock prices make people feel wealthier and they spend more, thereby boosting corporate profits and household incomes. Paradoxically, the United States has been in danger of too much of a good thing, at least from the perspective of bondholders. The ebullient state of the domestic economy has put upward pressure on labor costs and threatened to exacerbate the benign inflation we've been enjoying for so long. Even taking into account the effects from Asia, our economy has expanded at a very healthy 3.5% annual rate so far in 1998.

       The weakness from abroad has aided the bondholder by keeping our own economy from overheating and keeping the Federal Reserve from tightening monetary policy and raising interest rates. Whether this dynamic equilibrium can remain in place for long is open to conjecture. Even Federal Reserve Chairman Alan Greenspan has conceded that the outlook today is as problematic as any he's encountered in his 40 years of economic forecasting. The fact is that no one is endowed with the prescience to say with certainty what will happen over the next six to twelve months. It's entirely possible that the pushes and pulls will neutralize each other for a while longer, maybe even months; however, this situation is unlikely to continue indefinitely. Sooner or later, one force will outweigh the others, creating disequilibrium (perhaps akin to what's occurring in the stock market as we write this letter). If so, we can look forward to more volatility than we've seen recently.

       Regardless, volatility, rather than tranquillity, is the more typical state of affairs in the bond market. Shareholders with long-term horizons can and do marvel at the market's ups and downs, yet they are able to face an uncertain future with confidence that over the long haul the month-to-month noise tends to fade away, leaving reasonable and realistic rates of return. For bond investors with long horizons, the best predictor of future returns is a portfolio's starting yield.

       In this regard, another unusual market condition prevails--the so-called "flat" yield curve. The U.S. Treasury issues bills, notes, and bonds in maturities that range from a few months to 30 years. If these securities' yields are arrayed in ascending order of their term to maturity, the result is referred to as a yield curve. Typically, the yield curve slopes upward, with 3-month T-bills yielding the least and yields increasing along with terms to maturity. A normal yield curve might have a spread of 2 to 3 percentage points between short-term and long-term interest rates.

       Not today. In the current market, the yield differential between short-and long-term securities has effectively disappeared. A 1-year T-bill carries a yield of about 5.30%, barely distinguishable from the 5.60% available on a 30-year Treasury bond. Thus, among most of the investment-grade portfolios of the Vanguard Fixed Income Securities Fund, there is little income differentiation at present. This condition, like the recent bond market stability, is unlikely to prevail for long.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal

August 6, 1998

INVESTMENT PHILOSOPHY

The fund reflects a belief that no one bond portfolio is right for all investors. The fund offers an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
GNMA Portfolio, Long-Term Corporate Portfolio, and
High Yield Corporate Portfolio


       The direction of interest rates is the critical factor in the absolute performance of the GNMA, Long-Term Corporate, and High Yield Corporate Portfolios. All three hold fixed-income investments with intermediate- to long-term maturities. However, changes in rates affect each portfolio differently.

       During the six months ended July 31, 1998, intermediate- and long-term bond yields were essentially unchanged; over the last 12 months, however, rates have declined by more than 50 basis points (0.5 percentage point), establishing a favorable environment for bonds. Long-term bonds with call protection performed better than intermediate securities. One of the pleasant surprises over the twelve-month period was that the drop in rates occurred while the economy was very strong. Historically, a booming economy has been an unfavorable backdrop for bonds because economic strength usually leads to rising interest rates. This time, rates fell because inflation was tame and because of mounting concerns over the economic health of Asian countries.

       Risk premiums--the higher yields offered on long-term, investment-grade corporate bonds versus riskless U.S. Treasuries--rose over the last six months, but they should stabilize if there is a slowing in new issuance of both investment-grade and below-investment-grade corporate bonds, currently entering the market at a record pace. Mortgage-backed securities continue to offer a generous yield premium to reward investors for risking potential interest rate volatility. However, if rates do not drop sharply and prepayments of mortgage principal therefore do not materialize, the yield premium on GNMA mortgage-backed securities will turn out to be overly generous for the actual risk. If rates stay in a fairly stable trading range over the next six months, as we expect, the current yields on high-yield bonds, long-term corporate bonds, and GNMA mortgages offer reasonable value.

GNMA PORTFOLIO

Your portfolio, and the GNMA market in general, continued to provide attractive total return and yield during the first half of the fiscal year. These results might be surprising, considering that mortgage interest rates now are quite low compared with the rates at which many outstanding mortgage loans were made. As a result, mortgage refinancing has picked up and there has been an acceleration of prepayments on the securities in the portfolio. Because of these prepayments, we have begun to see a modest decline in income as we reinvest returned principal at lower prevailing interest rates. However, this prepayment effect has not prevented the portfolio from generating solid total returns.

       The question is, where do we go from here? As noted above, because of investors' heightened concern over refinancing and prepayments, GNMAs offer a substantial yield premium over comparable U.S. Treasury securities. Although further declines in interest rates probably would produce more fear in the GNMA market, we believe that the yield premium is a powerful cushion against any negative effects from such fear. Having said that, let us emphasize that we make every effort to protect your assets from the negative aspects of prepayment. Although we cannot entirely prevent such effects, we believe that the GNMA Portfolio will continue to offer both attractive current yield and competitive total return compared with other high-quality alternatives.

LONG-TERM CORPORATE PORTFOLIO

The portfolio's average maturity exceeds 20 years, in keeping with its charter as an investment-grade, long-term corporate bond fund. The portfolio's average duration--more than 9 years--is also long, which means that its share price and total return are extremely sensitive to changes in long-term interest rates. Shareholders should understand this sensitivity when investing in this portfolio. For example, if rates move up or down by 1 percentage point (100 basis points), the portfolio's net asset value would fluctuate by about 9%. Because rates fell over the last 12 months, capital appreciation augmented the portfolio's coupon, or interest, return. The portfolio has excellent call protection, which means that most of the securities we own cannot be redeemed by their issuers if rates decline further. This helps to protect the portfolio's income stream from falling interest rates.

       We wish, as always, to highlight the portfolio's risks. The major one is a rise in long-term interest rates. Over half of the portfolio is invested (and is intended always to be so) in corporate bonds with an average maturity exceeding 15 years. We hold minimal cash. The second ever-present risk is deterioration in the creditworthiness of corporate issuers. To mitigate this risk, the portfolio is well-diversified by issuer and industry. Over 80% of assets are in issues rated A or better. The portfolio does not own below-investment-grade bonds, emerging-market debt, or foreign bonds denominated in non-U.S. currencies. We generally buy bonds of large, established companies with stable operating histories.

HIGH YIELD CORPORATE PORTFOLIO

The below-investment-grade, or high-yield, market acts at times like a hybrid:
Under some market conditions, it follows the direction of the stock market; at other times, it behaves like the rest of the bond market. When the stock market is very volatile, as it was during the latter part of the half-year, below-investment-grade bonds usually follow the stock market. When the stock and bond markets are reasonably stable, the high-yield bond market tends to behave like the investment-grade bond market.

       With concerns about an economic slowdown surfacing and with rates falling over the last year, the high-yield market has marginally lagged noncallable long-term, investment-grade bonds. Investors in high-yield bonds began worrying that the stock market would not be a ready source of capital for companies with large debts. Also, if the economy slows, companies' profits and their ability to pay down debt are likely to fall.

       We expect economic growth to slow somewhat this year, although not enough to cause a sharp rise in bond defaults. Companies with stable cash flows should outperform those issuers whose fortunes are more sensitive to economic ups and downs. We do not foresee any major problems in the economy that would cause your portfolio to suffer meaningful deterioration in credit quality.

       We remain very selective when examining the large number of new issues. We are avoiding the smaller, start-up companies and continuing to emphasize the higher-quality end of the below-investment-grade market. We conduct in-depth credit research on a company-by-company basis and emphasize diversification. The portfolio owns issues representing a broad range of industries and companies, and our holdings continue to be focused on cash-paying issues rated B or better. We maintain a modest reserve of U.S. Treasury securities in the event that liquidity is necessary.

Paul D. Kaplan, Senior Vice President and Portfolio Manager
Earl E. McEvoy, Senior Vice President and Portfolio Manager

August 14, 1998

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate, so an investment in the portfolios could lose money.

SHORT-TERM U.S. TREASURY PORTFOLIO
TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JULY 31, 1998
--------------------------------------------------------------
         SHORT-TERM U.S. TREASURY PORTFOLIO            LEHMAN*
FISCAL     CAPITAL         INCOME           TOTAL       TOTAL
YEAR       RETURN          RETURN          RETURN      RETURN
--------------------------------------------------------------
1992         1.2%           1.4%             2.6%         3.0%
1993         3.3            5.4              8.7          9.0
1994         0.8            4.7              5.5          6.1
1995        -4.8            5.2              0.4         -0.1
1996         4.8            6.6             11.4         12.0
1997        -1.9            5.8              3.9          4.1
1998         1.1            6.0              7.1          7.9
1999**      -0.4            2.7              2.3          2.4
--------------------------------------------------------------

 *Lehman 1-5 Year U.S. Treasury Index.

**Six months ended July 31, 1998.

See Financial Highlights table on page 38 for dividend and capital gains information for the past five years.


SHORT-TERM FEDERAL PORTFOLIO
TOTAL INVESTMENT RETURNS: DECEMBER 31, 1987-JULY 31, 1998
--------------------------------------------------------------
        SHORT-TERM FEDERAL PORTFOLIO                   LEHMAN*
FISCAL     CAPITAL         INCOME          TOTAL        TOTAL
YEAR       RETURN          RETURN          RETURN      RETURN
--------------------------------------------------------------
1988         0.5%           0.5%             1.0%         1.9%
1989        -2.7            8.4              5.7          5.0
1990         1.1            9.0             10.1         10.5
1991         1.9            8.6             10.5         11.1
1992         3.1            7.5             10.6         11.3
1993         2.3            6.2              8.5          8.9
1994         1.1            5.1              6.2          6.1
1995        -5.6            5.4             -0.2         -0.1
1996         5.0            6.4             11.4         12.0
1997        -1.7            6.2              4.5          4.1
1998         0.8            6.3              7.1          7.9
1999**      -0.5            2.9              2.4          2.4
--------------------------------------------------------------

 *Lehman 1-5 Year U.S. Government Index.

**Six months ended July 31, 1998.

See Financial Highlights table on page 39 for dividend and capital gains information for the past five years.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                                 INCEPTION                                -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Portfolio              10/28/1991     6.84%         5.42%         0.56%**      5.64%**    6.20%**
Short-Term Federal Portfolio                    12/31/1987     6.83          5.50          0.58         6.80       7.38
-------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate, so an investment in the portfolios could lose money.



SHORT-TERM CORPORATE PORTFOLIO
TOTAL INVESTMENT RETURNS: OCTOBER 29, 1982-JULY 31, 1998
------------------------------------------------------
         SHORT-TERM CORPORATE PORTFOLIO       LEHMAN*
FISCAL    CAPITAL     INCOME       TOTAL       TOTAL
YEAR      RETURN      RETURN      RETURN      RETURN
------------------------------------------------------
1983       0.5%        2.7%         3.2%         4.6%
1984      -1.1        10.6          9.5         10.9
1985       2.3        11.7         14.0         14.1
1986       3.7        10.5         14.2         14.6
1987       2.9         8.7         11.6         11.9
1988      -2.2         7.4          5.2          6.8
1989      -1.9         8.2          6.3          6.5
1990       1.1         9.1         10.2         10.7
1991       1.5         9.0         10.5          9.8
1992       3.6         8.1         11.7         13.4
1993       2.6         6.7          9.3          9.5
1994       0.4         5.7          6.1          7.9
1995      -4.9         5.5          0.6          0.3
1996       5.2         6.8         12.0         13.8
1997      -1.7         6.2          4.5          4.6
1998       1.1         6.4          7.5          8.0
1999**    -0.5         3.1          2.6          2.6
------------------------------------------------------

 *Lehman 1-5 Year Investment Grade Index.

**Six months ended July 31, 1998.

See Financial Highlights table on page 39 for dividend and capital gains information for the past five years.


SHORT-TERM CORPORATE PORTFOLIO-INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1997-JULY 31, 1998
----------------------------------------------------------
          SHORT-TERM CORPORATE PORTFOLIO-
               INSTITUTIONAL SHARES           LEHMAN*
FISCAL    CAPITAL     INCOME       TOTAL       TOTAL
PERIOD    RETURN      RETURN      RETURN      RETURN
----------------------------------------------------------
1998       0.6%        2.2%        2.8%          3.6%
1999**    -0.5         3.2         2.7           2.6
----------------------------------------------------------

 *Lehman 1-5 Year Investment Grade Index.

**Six months ended July 31, 1998.

See Financial Highlights table on page 40 for dividend and capital gains information since the portfolio's inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998*
--------------------------------------------------------------------------------------------------------------------
                                                                                                 10 YEARS
                                                 INCEPTION                           -------------------------------
                                                   DATE         1 YEAR     5 YEARS   CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------
Short-Term Corporate Portfolio                  10/29/1982       7.33%       5.93%    0.70%       7.08%       7.78%
Short-Term Corporate Portfolio-
   Institutional Shares                          9/30/1997        --          --      0.19**      4.80**      4.99**
--------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate widely, so an investment in the portfolios could lose money.


INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO
TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JULY 31, 1998
------------------------------------------------------
                   INTERMEDIATE-TERM
                 U.S. TREASURY PORTFOLIO       LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL     TOTAL
YEAR         RETURN      RETURN      RETURN    RETURN
------------------------------------------------------
1992         1.9%       1.7%         3.6%         4.0%
1993         6.1        7.0         13.1         13.2
1994         4.1        6.0         10.1         10.6
1995        -9.6        5.7         -3.9         -4.5
1996        11.7        7.3         19.0         19.6
1997        -4.9        6.2          1.3          1.3
1998         4.1        6.7         10.8         11.7
1999**      -0.6        3.0          2.4          2.5
------------------------------------------------------

 *Lehman 5-10 Year U.S. Treasury Index.

**Six months ended July 31, 1998.

See Financial Highlights table on page 40 for dividend and capital gains information for the past five years.


INTERMEDIATE-TERM CORPORATE PORTFOLIO
TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1993-JULY 31, 1998
--------------------------------------------------------
                 CORPORATE PORTFOLIO             LEHMAN*
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------
1994         0.4%       1.3%         1.7%           2.4%
1995        -9.7        6.0         -3.7           -4.0
1996        12.1        7.8         19.9           21.1
1997        -4.2        6.5          2.3            2.7
1998         3.3        6.9         10.2           10.4
1999**      -0.5        3.1          2.6            2.6
--------------------------------------------------------

 *Lehman 5-10 Year Investment Grade Index.

**Six months ended July 31, 1998.

See Financial Highlights table on page 41 for dividend and capital gains information since the portfolio's inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998*
----------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE INCEPTION
                                                 INCEPTION                            --------------------------------
                                                   DATE        1 YEAR      5 YEARS    CAPITAL      INCOME       TOTAL
----------------------------------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury Portfolio        10/28/1991    10.72%       6.36%       1.76%       6.44%        8.20%
Intermediate-Term Corporate Portfolio            11/1/1993     10.07          --        0.08        6.66         6.74
----------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate widely, so an investment in the portfolios could lose money.


GNMA PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 27, 1980-JULY 31, 1998
--------------------------------------------------------
                   GNMA PORTFOLIO               LEHMAN*
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
--------------------------------------------------------
1981       -12.5%       6.2%        -6.3%         -8.8%
1982        -9.5       13.5          4.0           1.7
1983        16.3       15.8         32.1          39.6
1984        -0.1       12.3         12.2          12.0
1985         0.5       13.0         13.5          15.4
1986         7.2       12.4         19.6          22.6
1987         1.9       10.3         12.2          13.6
1988        -4.1        9.4          5.3           6.8
1989        -3.6        9.4          5.8           6.6
1990         2.1        9.9         12.0          12.9
1991         3.2        9.7         12.9          13.2
1992         4.1        8.9         13.0          12.9
1993         2.4        8.0         10.4          10.1
1994        -1.0        6.2          5.2           6.1
1995        -6.5        6.9          0.4          -0.3
1996         7.6        8.0         15.6          15.5
1997        -2.1        7.3          5.2           5.6
1998         2.5        7.4          9.9           9.8
1999**      -0.6        3.4          2.8           2.9
--------------------------------------------------------

 *Lehman GNMA Index.

**Six months ended July 31, 1998.

See Financial Highlights table on page 41 for dividend and capital gains information for the past five years.


LONG-TERM U.S. TREASURY PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 19, 1986-JULY 31, 1998
------------------------------------------------------
         LONG-TERM U.S. TREASURY PORTFOLIO     LEHMAN*
FISCAL    CAPITAL     INCOME       TOTAL        TOTAL
YEAR      RETURN      RETURN      RETURN       RETURN
------------------------------------------------------
1987         3.1%       5.5%         8.6%        11.9%
1988        -7.7        8.0          0.3          1.5
1989        -2.2        8.6          6.4          5.1
1990         2.7        8.6         11.3         12.3
1991         2.2        8.8         11.0         11.6
1992         4.1        8.3         12.4         13.4
1993         6.1        8.0         14.1         14.6
1994         8.9        7.2         16.1         16.7
1995       -13.0        6.3         -6.7         -7.5
1996        18.7        8.0         26.7         27.4
1997        -8.2        6.4         -1.8         -1.6
1998         9.7        7.1         16.8         18.3
1999**       0.5        3.0          3.5          3.7
------------------------------------------------------

 *Lehman Long U.S. Treasury Index.

**Six months ended July 31, 1998.

See Financial Highlights table on page 42 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998*
---------------------------------------------------------------------------------------------------------------------
                                                                                               10 YEARS
                                                INCEPTION                            --------------------------------
                                                  DATE       1 YEAR    5 YEARS       CAPITAL      INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------------
GNMA Portfolio                                   6/27/1980    8.93%     6.96%          0.96%       8.03%       8.99%
Long-Term U.S. Treasury Portfolio                5/19/1986   18.37      8.49           3.02        7.67       10.69
---------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate widely, so an investment in the portfolios could lose money.


LONG-TERM CORPORATE PORTFOLIO
TOTAL INVESTMENT RETURNS: JANUARY 31, 1978-JULY 31, 1998
----------------------------------------------------------
              LONG-TERM CORPORATE PORTFOLIO        LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1979        -4.8%       8.5%         3.7%             2.6%
1980       -13.8        8.8         -5.0            -12.0
1981        -3.5       11.7          8.2              3.0
1982        -4.7       13.2          8.5             -0.8
1983        13.3       15.0         28.3             43.4
1984        -2.0       12.3         10.3              9.9
1985         0.0       13.4         13.4             17.4
1986         7.4       12.9         20.3             25.1
1987         5.6       10.9         16.5             21.1
1988        -7.5        9.3          1.8              3.0
1989        -2.5        9.6          7.1              6.6
1990         1.1        9.6         10.7             11.2
1991         0.3        9.5          9.8             11.2
1992         7.6        9.5         17.1             15.5
1993         6.6        8.5         15.1             13.8
1994         6.5        7.3         13.8             12.6
1995       -11.9        6.8         -5.1             -5.3
1996        15.3        8.3         23.6             23.9
1997        -6.0        6.9          0.9              0.7
1998         7.9        7.6         15.5             15.6
1999**       0.0        3.2          3.2              3.3
----------------------------------------------------------

 *Lehman Long Corporate AA or Better Bond Index.

**Six months ended July 31, 1998.

See Financial Highlights table on page 42 for dividend and capital gains information for the past five years.


HIGH YIELD CORPORATE PORTFOLIO
TOTAL INVESTMENT RETURNS: DECEMBER 27, 1978-JULY 31, 1998
---------------------------------------------------------
             HIGH YIELD CORPORATE PORTFOLIO    LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL     TOTAL
YEAR         RETURN      RETURN      RETURN    RETURN
---------------------------------------------------------
1979         3.3%       0.0%         3.3%         2.0%
1980       -10.4       11.9          1.5         -8.7
1981        -8.2       13.0          4.8          4.6
1982        -7.3       15.3          8.0          3.3
1983        13.7       18.6         32.3         39.7
1984         0.1       14.1         14.2         11.8
1985        -5.0       14.4          9.4         10.0
1986         3.8       14.6         18.4         22.6
1987         6.9       13.2         20.1         20.7
1988        -8.6       11.1          2.5          4.2
1989        -1.1       12.5         11.4         10.8
1990       -13.4       11.6         -1.8         -3.0
1991       -15.3       12.1         -3.2         -5.1
1992        17.4       13.9         31.3         47.3
1993         4.0       10.7         14.7         15.1
1994         7.7        9.8         17.5         16.3
1995       -11.1        8.6         -2.5         -1.8
1996         9.0       10.0         19.0         19.7
1997        -0.3        9.3          9.0         10.5
1998         3.8        9.3         13.1         13.7
1999**      -0.6        4.1          3.5          3.2
---------------------------------------------------------

 *Lehman Mutual Fund BBB Rated or Better Bond Index through January 1984; Lehman
  High Yield Bond Index thereafter.

**Six months ended July 31, 1998.

See Financial Highlights table on page 43 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                           10 YEARS
                                                 INCEPTION                                           --------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Long-Term Corporate Portfolio                     7/9/1973     16.39%       8.53%         2.65%       8.25%        10.90%
High Yield Corporate Portfolio**                12/27/1978     11.24        9.74         -0.53       10.62         10.09
-------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

PORTFOLIO PROFILE
Short-Term U.S. Treasury Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 19.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                        29
Yield                                                 5.4%
Yield to Maturity                                     5.6%
Average Coupon                                        6.1%
Average Maturity                                 2.7 years
Average Quality                              U.S. Treasury
Average Duration                                 2.2 years
Expense Ratio                                       0.27%*
Cash Reserves                                         1.9%

*Annualized.

VOLATILITY MEASURES
----------------------------------------------------------
                                 SHORT-TERM         LEHMAN
                              U.S. TREASURY         INDEX*
----------------------------------------------------------
R-Squared                             0.91            1.00
Beta                                  0.44            1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       2.0%
1-3 Years                                         48.5
3-5 Years                                         38.1
Over 5 Years                                      11.4
-------------------------------------------------------
Total                                            100.0%


INVESTMENT FOCUS
------------------------------------------------------
[GRAPH]


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------
U.S. Treasury                                   100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most credit-worthy issuers of money market securities. U.S. Treasury and agency securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY COUPON. A breakdown of the securities in a portfolio according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Short-Term Federal Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 19.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
Number of Issues                                        75
Yield                                                 5.6%
Yield to Maturity                                     5.8%
Average Coupon                                        6.4%
Average Maturity                                 2.8 years
Average Quality                                     Agency
Average Duration                                 2.2 years
Expense Ratio                                       0.27%*
Cash Reserves                                         4.6%

*Annualized.

VOLATILITY MEASURES
-----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                   FEDERAL          INDEX*
-----------------------------------------------------------
R-Squared                             0.92            1.00
Beta                                  0.43            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                      15.0%
1-3 Years                                         39.0
3-5 Years                                         41.6
Over 5 Years                                       4.4
-------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
-------------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
U.S. Treasury                                     10.3%
Agency                                            89.7
-------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
Short-Term Corporate Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 19.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
Number of Issues                                       271
Yield                                                 5.9%
Yield--Institutional Shares                           6.1%
Yield to Maturity                                     6.0%
Average Coupon                                        6.7%
Average Maturity                                 2.7 years
Average Quality                                         A1
Average Duration                                 2.3 years
Expense Ratio                                       0.27%*
Expense Ratio--Institutional Shares                 0.15%*
Cash Reserves                                         3.2%

*Annualized.

VOLATILITY MEASURES
----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------
R-Squared                             0.93            1.00
Beta                                  0.46            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                      14.1%
1-3 Years                                         52.5
3-5 Years                                         22.0
Over 5 Years                                      11.4
-------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
-------------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
Treasury/Agency                                    4.2%
Aaa                                               13.3
Aa                                                15.1
A                                                 44.1
Baa                                               22.3
Ba                                                 0.0
B                                                  0.0
Not Rated                                          1.0
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------------------
Asset-Backed                                      13.9%
Finance                                           48.9
Foreign                                           10.3
Industrial                                        16.1
Mortgage                                           1.8
U.S. Government & Agency                           0.6
U.S. Treasury                                      0.3
Utilities                                          7.4
Other                                              0.7
-------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
Intermediate-Term U.S. Treasury Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 19.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                        25
Yield                                                 5.5%
Yield to Maturity                                     5.7%
Average Coupon                                        7.6%
Average Maturity                                 6.9 years
Average Quality                              U.S. Treasury
Average Duration                                 5.5 years
Expense Ratio                                       0.27%*
Cash Reserves                                         7.4%

*Annualized.

VOLATILITY MEASURES
----------------------------------------------------------
                         Intermediate-Term          Lehman
                             U.S. Treasury          Index*
----------------------------------------------------------
R-Squared                             0.99            1.00
Beta                                  1.22            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       6.0%
1-5 Years                                          6.7
5-10 Years                                        82.9
10-20 Years                                        4.4
20-30 Years                                        0.0
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
-------------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------
U.S. Treasury                                   100.0%

PORTFOLIO PROFILE
Intermediate-Term Corporate Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 19.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                       163
Yield                                                 6.2%
Yield to Maturity                                     6.4%
Average Coupon                                        7.0%
Average Maturity                                 7.0 years
Average Quality                                         A2
Average Duration                                 5.3 years
Expense Ratio                                       0.27%*
Cash Reserves                                         2.3%

*Annualized.

VOLATILITY MEASURES
----------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------
R-Squared                             0.98            1.00
Beta                                  1.18            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       0.6%
1-5 Years                                         23.4
5-10 Years                                        72.4
10-20 Years                                        3.6
20-30 Years                                        0.0
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
Treasury                                           1.8%
Aaa                                                3.8
Aa                                                13.7
A                                                 58.1
Baa                                               21.7
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.9
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------------------
Asset-Backed                                       2.2%
Finance                                           48.6
Foreign                                           18.1
Industrial                                        23.9
Mortgage                                           0.0
U.S. Government & Agency                           0.0
U.S. Treasury                                      1.3
Utilities                                          5.9
-------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
GNMA Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 19.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
Number of Issues                                        25
Yield                                                 6.5%
Yield to Maturity                                     6.7%
Average Coupon                                        7.1%
Average Maturity                                 6.8 years
Average Quality                              U.S. Treasury
Average Duration                                 3.8 years
Expense Ratio                                       0.31%*
Cash Reserves                                         1.4%

*Annualized.

VOLATILITY MEASURES
----------------------------------------------------------
                                                    LEHMAN
                                      GNMA          INDEX*
----------------------------------------------------------
R-Squared                             0.94            1.00
Beta                                  0.79            1.00

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]

DISTRIBUTION BY COUPON (% OF PORTFOLIO)
-------------------------------------------------------
Under 6%                                           0.0%
6%-7%                                             32.0
7%-8%                                             50.2
8%-9%                                             13.6
9%-10%                                             4.1
Over 10%                                           0.1
-------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
Long-Term U.S. Treasury Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 19.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                        15
Yield                                                 5.6%
Yield to Maturity                                     5.8%
Average Coupon                                        8.0%
Average Maturity                                20.6 years
Average Quality                              U.S. Treasury
Average Duration                                10.4 years
Expense Ratio                                       0.27%*
Cash Reserves                                         5.5%

*Annualized.

VOLATILITY MEASURES
----------------------------------------------------------
                                 LONG-TERM          LEHMAN
                             U.S. TREASURY          INDEX*
----------------------------------------------------------
R-Squared                             0.96            1.00
Beta                                  2.16            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       3.1%
1-5 Years                                          0.0
5-10 Years                                         6.1
10-20 Years                                       22.8
20-30 Years                                       68.0
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------
U.S. Treasury                                   100.0%

PORTFOLIO PROFILE
Long-Term Corporate Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 19.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                       147
Yield                                                 6.3%
Yield to Maturity                                     6.5%
Average Coupon                                        7.3%
Average Maturity                                20.3 years
Average Quality                                         A1
Average Duration                                 9.6 years
Expense Ratio                                       0.31%*
Cash Reserves                                         5.1%

*Annualized.

VOLATILITY MEASURES
----------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------
R-Squared                             0.95            1.00
Beta                                  1.86            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       3.0%
1-5 Years                                          4.0
5-10 Years                                        18.2
10-20 Years                                       16.0
20-30 Years                                       55.9
Over 30 Years                                      2.9
-------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
Treasury/Agency                                   11.2%
Aaa                                                6.1
Aa                                                17.6
A                                                 46.4
Baa                                               17.4
Ba                                                 0.0
B                                                  0.0
Not Rated                                          1.3
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------------------
Asset-Backed                                       0.0%
Finance                                           25.0
Foreign                                            7.4
Industrial                                        47.8
Mortgage                                           0.0
U.S. Government & Agency                           0.0
U.S. Treasury                                      8.4
Utilities                                         11.4
-------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
High Yield Corporate Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of July 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 19.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                       223
Yield                                                 8.1%
Yield to Maturity                                     8.3%
Average Coupon                                        8.9%
Average Maturity                                 6.9 years
Average Quality                                        Ba3
Average Duration                                 4.8 years
Expense Ratio                                       0.30%*
Cash Reserves                                         2.7%

*Annualized.

VOLATILITY MEASURES
----------------------------------------------------------
                                HIGH YIELD          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------
R-Squared                             0.40            1.00
Beta                                  0.56            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       1.7%
1-5 Years                                         16.5
5-10 Years                                        78.5
10-20 Years                                        3.3
20-30 Years                                        0.0
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
---------------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
Treasury/Agency                                    6.6%
Aaa                                                0.0
Aa                                                 0.0
A                                                  0.0
Baa                                                0.0
Ba                                                41.6
B                                                 51.8
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------------------
Asset-Backed                                       0.0%
Finance                                            4.3
Foreign                                            0.0
Industrial                                        84.2
Mortgage                                           0.0
U.S. Government & Agency                           0.0
U.S. Treasury                                      5.5
Utilities                                          6.0
-------------------------------------------------------
Total                                            100.0%

FINANCIAL STATEMENTS
July 31, 1998 (unaudited)

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Fixed Income Securities Fund portfolios, are included as an insert to this report (except for the GNMA Portfolio, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

           At the end of the Statement of Net Assets of each portfolio, you will find a table displaying the composition of the portfolio's net assets. Undistributed Net Investment Income is usually zero because the portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
GNMA PORTFOLIO                                             COUPON                    DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (98.6%)
--------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                          6.00%    10/15/2023-5/20/2028 (1)     $  817,104   $   799,220
Government National Mortgage Assn.                          6.50%      8/19/1998-8/1/2028 (1)      2,355,490    2,354,125
Government National Mortgage Assn.                          7.00%     4/15/2007-9/15/2029 (1)      2,680,302    2,725,816
Government National Mortgage Assn.                          7.25%    12/15/2026-2/15/2027 (1)          4,580        4,683
Government National Mortgage Assn.                          7.50%    12/15/2001-5/15/2028 (1)      2,146,369    2,214,082
Government National Mortgage Assn.                          7.75%               2/15/2027 (1)         14,614       15,100
Government National Mortgage Assn.                          8.00%     5/15/2001-9/15/2026 (1)        966,515    1,007,572
Government National Mortgage Assn.                          8.25%     8/15/2004-7/15/2008 (1)          4,335        4,582
Government National Mortgage Assn.                          8.50%    1/20/2005-12/15/2024 (1)        308,501      327,240
Government National Mortgage Assn.                          9.00%     9/15/2001-2/15/2023 (1)        246,329      265,388
Government National Mortgage Assn.                          9.25%     5/15/2016-6/15/2018 (1)          1,806        1,948
Government National Mortgage Assn.                          9.50%   12/15/2000-12/15/2022 (1)        121,426      132,630
Government National Mortgage Assn.                         10.00%     7/20/2014-8/20/2018 (1)          2,492        2,728
Government National Mortgage Assn.                         11.00%     2/15/2010-2/20/2016 (1)            744          831
Government National Mortgage Assn.                         11.25%     6/15/2013-2/20/2016 (1)            532          597
Government National Mortgage Assn.                         11.50%    1/15/2013-11/20/2015 (1)            873          982
Government National Mortgage Assn.                         12.00%    10/15/2010-1/20/2016 (1)          1,350        1,549
Government National Mortgage Assn.                         12.50%    12/20/2013-7/20/2015 (1)            796          922
Government National Mortgage Assn.                         12.75%              12/15/2014 (1)             28           33
Government National Mortgage Assn.                         13.00%     1/15/2011-1/20/2015 (1)            732          852
Government National Mortgage Assn.                         13.25%    8/15/2014-10/15/2014 (1)            128          149
Government National Mortgage Assn.                         13.50%    6/15/2010-12/15/2014 (1)            228          268
Government National Mortgage Assn.                         13.75%               9/20/2014 (1)              9           11

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
GNMA PORTFOLIO                                             COUPON                    DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                         14.00%     6/15/2011-9/15/2012 (1)         $   197      $  232
Government National Mortgage Assn.                         15.00%     9/15/2011-5/15/2012 (1)            127          150
--------------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
   (COST $9,614,908)                                                                                            9,861,690
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.0%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $401,647)                                          5.64%                8/3/1998            401,647      401,647
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.6%)
   (COST $10,016,554)                                                                                          10,263,337
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.6%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              116,705
Payables for Investment Securities Purchased                                                                     (348,051)
Other Liabilities                                                                                                 (27,026)
                                                                                                               -----------
                                                                                                                 (258,372)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 959,782,281 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                  $10,004,965
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.42
==========================================================================================================================
*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
--------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      Amount          Per
                                                                                                       (000)        Share
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                $  9,748,348       $10.15
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Gains                                                                        9,834          .01
 Unrealized Appreciation--Note F                                                                     246,783          .26
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $10,004,965       $10.42
==========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each portfolio during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a portfolio invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                 SHORT-TERM           SHORT-TERM          SHORT-TERM   INTERMEDIATE-TERM
                                              U.S. TREASURY              FEDERAL           CORPORATE       U.S. TREASURY
                                                  PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO
                                              ---------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED JULY 31, 1998
                                              ---------------------------------------------------------------------------
                                                      (000)                (000)               (000)                (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                       $28,913              $44,661            $165,066              $50,302
                                              ---------------------------------------------------------------------------
            Total Income                            28,913               44,661             165,066               50,302
                                              ---------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                    69                  100                 345                  109
    The Vanguard Group--Note C
        Management and Administrative                  449                  707               2,528                  872
        Shareholder Account Maintenance(1)             625                  873               2,775                  880
        Marketing and Distribution(1)                  150                  204                 825                  233
    Taxes (other than income taxes)                     31                   45                 155                   50
    Custodian Fees                                       6                    7                  21                    7
    Auditing Fees                                        3                    3                   5                    3
    Shareholders' Reports(1)                            22                   33                  63                   26
    Annual Meeting and Proxy Costs(1)                    4                    5                  11                    5
    Trustees' Fees and Expenses                          1                    1                   5                    2
                                              ---------------------------------------------------------------------------
        Total Expenses                               1,360                1,978               6,733                2,187
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                               27,553               42,683             158,333               48,115
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                       2,515                  313               5,793                7,086
    Futures Contracts                                   --                   --              (1,489)                 215
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                    2,515                  313               4,304                7,301
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                           (6,371)              (6,861)            (29,949)             (15,847)
    Futures Contracts                                   --                   --               1,194                  (18)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                  (6,371)              (6,861)            (28,755)             (15,865)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                      $23,697              $36,135            $133,882              $39,551
=========================================================================================================================

The Statements of Net Assets for the Short-Term U.S. Treasury, Short-Term Federal, Short-Term Corporate, and Intermediate-Term U.S. Treasury Portfolios, integral parts of the Financial Statements for each portfolio, are included as an insert to this report.

(1)Expenses of the Short-Term Corporate Portfolio by class of shares are:

-------------------------------------------------------------------------------------------------------------------------
                                                                                               (000)
                                                                        -------------------------------------------------
                                                                        INVESTOR       INSTITUTIONAL
                                                                          SHARES              SHARES               TOTAL
-------------------------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
    Shareholder Account Maintenance                                      $2,735               $  40              $2,775
    Marketing and Distribution                                              825                  --                 825
    Shareholders' Reports                                                    63                  --                  63
    Annual Meeting and Proxy Costs                                           11                  --                  11
                                                                         ------------------------------------------------
Total Class-Specific Expenses                                             3,634                  40               3,674
All Other Portfolio Expenses                                              2,895                 164               3,059
-------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                           $6,529                $204              $6,733
=========================================================================================================================

See Note D in Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
                                            INTERMEDIATE-TERM                             LONG-TERM            LONG-TERM
                                                    CORPORATE              GNMA       U.S. TREASURY            CORPORATE
                                                    PORTFOLIO         PORTFOLIO           PORTFOLIO            PORTFOLIO
                                            -----------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED JULY 31, 1998
                                            -----------------------------------------------------------------------------
                                                        (000)              (000)               (000)                (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                         $32,029           $328,439             $33,622             $128,491
                                            -----------------------------------------------------------------------------
        Total Income                                  32,029            328,439              33,622              128,491
                                            -----------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                      64                591                  73                  517
    The Vanguard Group--Note C
        Management and Administrative                    715              7,088                 447                2,461
        Shareholder Account Maintenance                  315              4,860                 699                2,279
        Marketing and Distribution                       156              1,092                 148                  433
    Taxes (other than income taxes)                       29                282                  33                  116
    Custodian Fees                                         1                465                  16                   21
    Auditing Fees                                          3                  7                   3                    5
    Shareholders' Reports                                  8                 48                  22                   56
    Annual Meeting and Proxy Costs                         2                 24                   4                    9
    Trustees' Fees and Expenses                            1                  9                   1                    4
                                            -----------------------------------------------------------------------------
        Total Expenses                                 1,294             14,566               1,446                5,901
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                 30,735            313,873              32,176              122,590
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                         3,637              9,931                 (67)              37,903
    Futures Contracts                                     --                 --                  83                   --
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                      3,637              9,931                  16               37,903
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                             (8,862)           (58,295)              5,836              (34,968)
    Futures Contracts                                     --                 --                 (41)                  --
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                    (8,862)           (58,295)              5,795              (34,968)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                        $25,510           $265,509             $37,987             $125,525
=========================================================================================================================

The Statements of Net Assets for the Intermediate-Term Corporate, Long-Term U.S. Treasury, and Long-Term Corporate Portfolios, integral parts of the Financial Statements for each portfolio, are included as an insert to this report.

------------------------------------------------------------------------------------------------------------------------
                                                                                                              HIGH YIELD
                                                                                                               CORPORATE
                                                                                                               PORTFOLIO
                                                                                                        ----------------
                                                                                                        SIX MONTHS ENDED
                                                                                                           JULY 31, 1998
                                                                                                        ----------------
                                                                                                                   (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                                                    $211,552
                                                                                                        ----------------
        Total Income                                                                                             211,552
                                                                                                        ----------------
EXPENSES
    Investment Advisory Fees--Note B                                                                                 908
    The Vanguard Group--Note C
        Management and Administrative                                                                              3,341
        Shareholder Account Maintenance                                                                            2,159
        Marketing and Distribution                                                                                   575
    Taxes (other than income taxes)                                                                                  151
    Custodian Fees                                                                                                    15
    Auditing Fees                                                                                                      5
    Shareholders' Reports                                                                                             70
    Annual Meeting and Proxy Costs                                                                                    12
    Trustees' Fees and Expenses                                                                                        5
                                                                                                        ----------------
        Total Expenses                                                                                             7,241
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                            204,311
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                                    50,168
    Futures Contracts                                                                                                 --
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                                 50,168
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                        (85,781)
    Futures Contracts                                                                                                 --
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                 (85,781)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                            $168,698
========================================================================================================================

The Statement of Net Assets for the High Yield Corporate Portfolio, an integral part of the Financial Statements for the portfolio, is included as an insert to this report.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

-------------------------------------------------------------------------------------------------------------------------
                                                               SHORT-TERM                            SHORT-TERM
                                                         U.S. TREASURY PORTFOLIO                  FEDERAL PORTFOLIO
                                                   ----------------------------------------------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                   JUL. 31, 1998      JAN. 31, 1998      JUL. 31, 1998     JAN. 31, 1998
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                            $   27,553         $   57,004         $   42,683         $   83,019
    Realized Net Gain (Loss)                              2,515              3,983                313              5,665
    Change in Unrealized Appreciation
        (Depreciation)                                   (6,371)             6,845             (6,861)             5,862
                                                   ----------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                    23,697             67,832             36,135             94,546
                                                   ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                               (27,553)           (57,004)           (42,683)           (83,019)
    Realized Capital Gain                                    --                 --                 --                 --
                                                   ----------------------------------------------------------------------
        Total Distributions                             (27,553)           (57,004)           (42,683)           (83,019)
                                                   ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                              181,909            310,935            223,217            399,771
    Issued in Lieu of Cash Distributions                 24,331             50,737             36,566             71,077
    Redeemed                                           (184,422)          (332,999)          (202,825)          (369,801)
                                                   ----------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                           21,818             28,673             56,958            101,047
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       17,962             39,501             50,410            112,574
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                               1,009,243            969,742          1,460,436          1,347,862
                                                   ----------------------------------------------------------------------
    End of Period                                    $1,027,205         $1,009,243         $1,510,846         $1,460,436
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                               17,783             30,582             21,993             39,559
    Issued in Lieu of Cash Distributions                  2,380              4,990              3,604              7,036
    Redeemed                                            (18,028)           (32,757)           (19,985)           (36,610)
                                                   ----------------------------------------------------------------------
        Net Increase in Shares Outstanding                2,135              2,815              5,612              9,985
=========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                     SHORT-TERM
                                                                                                 CORPORATE PORTFOLIO
                                                                                         --------------------------------
                                                                                            SIX MONTHS              YEAR
                                                                                                 ENDED             ENDED
                                                                                         JUL. 31, 1998     JAN. 31, 1998
                                                                                                 (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                  $  158,333         $  289,231
    Realized Net Gain (Loss)                                                                    4,304              1,279
    Change in Unrealized Appreciation  (Depreciation)                                         (28,755)            52,731
                                                                                         --------------------------------
        Net Increase in Net Assets Resulting from Operations                                  133,882            343,241
                                                                                         --------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                                                      (149,809)          (283,686)
        Institutional Shares                                                                   (8,524)            (5,545)
    Realized Capital Gain
        Investor Shares                                                                            --                 --
        Institutional Shares                                                                       --                 --
                                                                                         --------------------------------
            Total Distributions                                                              (158,333)          (289,231)
                                                                                         --------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                                                  1,077,976          1,761,294
    Issued in Lieu of Cash Distributions                                                      130,242            245,843
    Redeemed                                                                                 (770,876)        (1,881,581)
                                                                                         --------------------------------
        Net Increase--Investor Shares                                                         437,342            125,556
                                                                                         --------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                                                     91,923            273,772
    Issued in Lieu of Cash Distributions                                                        7,938              5,544
    Redeemed                                                                                  (28,772)           (18,443)
                                                                                         --------------------------------
        Net Increase--Institutional Shares                                                     71,089            260,873
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                            483,980            440,439
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                     4,971,177          4,530,738
    End of Period                                                                          $5,455,157         $4,971,177
=========================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                                                     99,591            163,623
    Issued in Lieu of Cash Distributions                                                       12,037             22,845
    Redeemed                                                                                  (71,209)          (174,866)
                                                                                         --------------------------------
        Net Increase in Shares Outstanding                                                     40,419             11,602
=========================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                                                      8,495             25,348
    Issued in Lieu of Cash Distributions                                                          734                512
    Redeemed                                                                                   (2,658)            (1,706)
                                                                                         --------------------------------
        Net Increase in Shares Outstanding                                                      6,571             24,154
=========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                            INTERMEDIATE-TERM                     INTERMEDIATE-TERM
                                                         U.S. TREASURY PORTFOLIO                 CORPORATE PORTFOLIO
                                                   ---------------------------------------------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                   JUL. 31, 1998      JAN. 31, 1998      JUL. 31, 1998     JAN. 31, 1998
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                            $   48,115         $   84,087         $   30,735          $ 46,556
    Realized Net Gain (Loss)                              7,301             (5,459)             3,637             1,083
    Change in Unrealized Appreciation
        (Depreciation)                                  (15,865)            63,116             (8,862)           24,555
                                                   ---------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                    39,551            141,744             25,510            72,194
                                                   ---------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                               (48,115)           (84,087)           (30,735)          (46,556)
    Realized Capital Gain                                    --                 --             (1,434)             (952)
                                                   ---------------------------------------------------------------------
        Total Distributions                             (48,115)           (84,087)           (32,169)          (47,508)
                                                   ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                              292,897            602,871            224,719           415,063
    Issued in Lieu of Cash Distributions                 35,439             61,945             26,734            39,277
    Redeemed                                           (254,296)          (406,226)           (99,128)         (171,911)
                                                   ---------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                           74,040            258,590            152,325           282,429
------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       65,476            316,247            145,666           307,115
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                               1,594,832          1,278,585            898,888           591,773
                                                   ---------------------------------------------------------------------
    End of Period                                    $1,660,308         $1,594,832         $1,044,554          $898,888
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                               27,319             57,416             22,533            42,302
    Issued in Lieu of Cash Distributions                  3,308              5,919              2,684             4,003
    Redeemed                                            (23,733)           (38,931)            (9,945)          (17,547)
                                                   ---------------------------------------------------------------------
        Net Increase in Shares Outstanding                6,894             24,404             15,272            28,758
========================================================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                              LONG-TERM
                                                         GNMA PORTFOLIO                U.S. TREASURY PORTFOLIO
                                              --------------------------------------------------------------------
                                                 SIX MONTHS              YEAR        SIX MONTHS              YEAR
                                                      ENDED             ENDED             ENDED             ENDED
                                              JUL. 31, 1998     JAN. 31, 1998     JUL. 31, 1998     JAN. 31, 1998
                                                      (000)             (000)             (000)             (000)
------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                      $    313,873      $    559,144      $     32,176      $     58,983
    Realized Net Gain (Loss)                          9,931             1,871                16              (701)
    Change in Unrealized Appreciation
        (Depreciation)                              (58,295)          202,766             5,795            88,314
                                              --------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations               265,509           763,781            37,987           146,596
                                              --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                          (313,873)         (559,144)          (32,176)          (58,983)
    Realized Capital Gain                            (1,767)           (1,985)               --                --
                                              --------------------------------------------------------------------
        Total Distributions                        (315,640)         (561,129)          (32,176)          (58,983)
                                              --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                        1,718,643         2,326,765           238,880           389,064
    Issued in Lieu of Cash Distributions            239,926           424,132            25,093            45,242
    Redeemed                                       (797,539)       (1,459,563)         (188,357)         (358,440)
                                              --------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                    1,161,030         1,291,334            75,616            75,866
------------------------------------------------------------------------------------------------------------------
    Total Increase                                1,110,899         1,493,986            81,427           163,479
------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                           8,894,066         7,400,080         1,061,422           897,943
                                              --------------------------------------------------------------------
    End of Period                               $10,004,965        $8,894,066        $1,142,849        $1,061,422
==================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                          164,667           225,661            22,262            38,081
    Issued in Lieu of Cash Distributions             23,011            41,195             2,336             4,478
    Redeemed                                        (76,420)         (141,703)          (17,565)          (35,474)
                                              --------------------------------------------------------------------
        Net Increase in Shares Outstanding          111,258           125,153             7,033             7,085
==================================================================================================================

--------------------------------------------------------------------------------------------------------------
                                                         LONG-TERM                       HIGH YIELD
                                                    CORPORATE PORTFOLIO             CORPORATE PORTFOLIO
                                             -----------------------------------------------------------------
                                                SIX MONTHS             YEAR       SIX MONTHS             YEAR
                                                     ENDED            ENDED            ENDED            ENDED
                                             JUL. 31, 1998    JAN. 31, 1998    JUL. 31, 1998    JAN. 31, 1998
                                                     (000)            (000)            (000)            (000)
--------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
    Net Investment Income                      $   122,590      $   233,907      $   204,311      $   356,175
    Realized Net Gain (Loss)                        37,903           61,205           50,168           55,757
    Change in Unrealized Appreciation
        (Depreciation)                             (34,968)         204,284          (85,781)         105,470
                                             -----------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations              125,525          499,396          168,698          517,402
                                             -----------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                         (122,590)        (233,907)        (204,311)        (356,175)
    Realized Capital Gain                          (33,816)         (29,076)              --               --
                                             -----------------------------------------------------------------
        Total Distributions                       (156,406)        (262,983)        (204,311)        (356,175)
                                             -----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                         466,732          811,295          739,278        1,300,054
    Issued in Lieu of Cash Distributions           131,737          216,458          143,375          249,424
    Redeemed                                      (342,401)        (867,427)        (351,148)        (637,696)
                                             -----------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                     256,068          160,326          531,505          911,782
--------------------------------------------------------------------------------------------------------------
    Total Increase                                 225,187          396,739          495,892        1,073,009
--------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                          3,720,278        3,323,539        4,746,951        3,673,942
                                             -----------------------------------------------------------------
    End of Period                               $3,945,465       $3,720,278       $5,242,843       $4,746,951
==============================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                          50,509           90,509           90,734          162,853
    Issued in Lieu of Cash Distributions            14,291           24,157           17,630           31,269
    Redeemed                                       (37,030)         (97,058)         (43,183)         (80,332)
                                             -----------------------------------------------------------------
        Net Increase in Shares Outstanding          27,770           17,608           65,181          113,790
==============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each portfolio's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; how much it costs to operate the portfolio; and the extent to which the portfolio tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year.

--------------------------------------------------------------------------------------------------------------------------
                                                                          SHORT-TERM U.S. TREASURY PORTFOLIO
                                                                                  YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED    --------------------------------------------------------------
THROUGHOUT EACH PERIOD                     JULY 31, 1998        1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.27      $10.16       $10.36        $9.89       $10.41        $10.41
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .276        .590         .586         .625         .532          .486
    Net Realized and Unrealized Gain (Loss)
        on Investments                             (.040)       .110        (.200)        .470        (.500)         .079
                                                 -------------------------------------------------------------------------
        Total from Investment Operations            .236        .700         .386        1.095         .032          .565
                                                 -------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.276)      (.590)       (.586)       (.625)       (.532)        (.486)
    Distributions from Realized Capital Gains         --          --           --           --        (.020)        (.079)
                                                 -------------------------------------------------------------------------
        Total Distributions                        (.276)      (.590)       (.586)       (.625)       (.552)        (.565)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $10.23      $10.27       $10.16       $10.36        $9.89        $10.41
==========================================================================================================================

TOTAL RETURN                                       2.33%       7.11%        3.89%       11.37%        0.40%         5.54%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $1,027      $1,009         $970         $919         $754          $729
    Ratio of Total Expenses to
        Average Net Assets                        0.27%*       0.27%        0.25%        0.27%        0.28%         0.26%
    Ratio of Net Investment Income to
        Average Net Assets                        5.43%*       5.80%        5.77%        6.14%        5.33%         4.64%
    Portfolio Turnover Rate                        130%*         83%          86%          93%         126%           86%
--------------------------------------------------------------------------------------------------------------------------
*Annualized.


-------------------------------------------------------------------------------------------------------------------------
                                                                             SHORT-TERM FEDERAL PORTFOLIO
                                                                                  YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED      -----------------------------------------------------------
THROUGHOUT EACH PERIOD                     JULY 31, 1998        1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.19      $10.11       $10.28       $ 9.79       $10.38       $10.38
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .293        .611         .615         .601         .550         .522
    Net Realized and Unrealized Gain (Loss)
        on Investments                             (.050)       .080        (.170)        .490        (.580)        .110
                                                 ------------------------------------------------------------------------
        Total from Investment Operations            .243        .691         .445        1.091        (.030)        .632
                                                 ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.293)      (.611)       (.615)       (.601)       (.550)       (.522)
    Distributions from Realized Capital Gains         --          --           --           --        (.010)       (.110)
                                                 ------------------------------------------------------------------------
        Total Distributions                        (.293)      (.611)       (.615)       (.601)       (.560)       (.632)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $10.14      $10.19       $10.11       $10.28       $ 9.79       $10.38
=========================================================================================================================

TOTAL RETURN                                       2.42%       7.06%        4.51%       11.43%       -0.21%        6.23%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $1,511      $1,460       $1,348       $1,402       $1,474       $1,936
    Ratio of Total Expenses to
        Average Net Assets                        0.27%*       0.27%        0.25%        0.27%        0.28%        0.26%
    Ratio of Net Investment Income to
        Average Net Assets                        5.82%*       6.04%        6.09%        5.93%        5.53%        4.98%
    Portfolio Turnover Rate                        126%*         94%          57%          74%          57%          49%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.





-------------------------------------------------------------------------------------------------------------------------
                                                                    SHORT-TERM CORPORATE PORTFOLIO-INVESTOR SHARES
                                                                                 YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED      -----------------------------------------------------------
THROUGHOUT EACH PERIOD                     JULY 31, 1998        1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.87      $10.75       $10.94       $10.40       $10.94       $10.99
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .330        .664         .663         .671         .596         .605
    Net Realized and Unrealized Gain (Loss)
        on Investments                             (.050)       .120        (.190)        .540        (.540)        .049
                                                  -----------------------------------------------------------------------
        Total from Investment Operations            .280        .784         .473        1.211         .056         .654
                                                  -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.330)      (.664)       (.663)       (.671)       (.596)       (.605)
    Distributions from Realized Capital Gains         --          --           --           --           --        (.099)
                                                  -----------------------------------------------------------------------
        Total Distributions                        (.330)      (.664)       (.663)       (.671)       (.596)       (.704)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     10.82      $10.87      $ 10.75       $10.94       $10.40       $10.94
=========================================================================================================================

TOTAL RETURN                                       2.62%        7.53%       4.52%       11.95%        0.60%        6.11%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $5,123      $4,709      $4,531       $3,873       $2,924        $3,573
    Ratio of Total Expenses to
        Average Net Assets                        0.27%*       0.28%       0.25%        0.27%        0.28%         0.26%
    Ratio of Net Investment Income to
        Average Net Assets                        6.15%*       6.17%       6.18%        6.23%        5.66%         5.48%
    Portfolio Turnover Rate                         51%*         45%         45%          62%          69%           61%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                       SHORT-TERM CORPORATE PORTFOLIO-INSTITUTIONAL SHARES
                                                                               SIX MONTHS ENDED          SEP. 30, 1997* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   JULY 31, 1998               JAN. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $10.87                      $10.80
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                 .337                        .229
    Net Realized and Unrealized Gain (Loss) on Investments                               (.050)                       .070
                                                                                     --------------------------------------
        Total from Investment Operations                                                  .287                        .299
                                                                                     --------------------------------------

DISTRIBUTIONS
    Dividends from Net Investment Income                                                 (.337)                      (.229)
    Distributions from Realized Capital Gains                                               --                          --
                                                                                     --------------------------------------
        Total Distributions                                                              (.337)                      (.229)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $10.82                      $10.87
===========================================================================================================================

TOTAL RETURN                                                                             2.68%                       2.79%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                  $332                        $263
    Ratio of Total Expenses to Average Net Assets                                      0.15%**                     0.15%**
    Ratio of Net Investment Income to Average Net Assets                               6.26%**                     6.28%**
    Portfolio Turnover Rate                                                              51%**                         45%
---------------------------------------------------------------------------------------------------------------------------

* Inception.

**Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                       INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO
                                                                                YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED      -----------------------------------------------------------
THROUGHOUT EACH PERIOD                     JULY 31, 1998        1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.80      $10.37       $10.90      $  9.76       $10.82       $10.79
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .316        .647         .649         .662         .603         .617
    Net Realized and Unrealized Gain (Loss)
        on Investments                             (.060)       .430        (.530)       1.140       (1.033)        .443
                                                  -----------------------------------------------------------------------
        Total from Investment Operations            .256       1.077         .119        1.802        (.430)       1.060
                                                  -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.316)      (.647)       (.649)       (.662)       (.603)       (.617)
    Distributions from Realized Capital Gains         --          --            --          --        (.027)       (.413)
                                                  -----------------------------------------------------------------------
        Total Distributions                        (.316)      (.647)       (.649)       (.662)       (.630)      (1.030)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $10.74      $10.80       $10.37       $10.90      $  9.76       $10.82
=========================================================================================================================

TOTAL RETURN                                       2.41%      10.78%        1.28%       18.96%       -3.90%       10.09%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $1,660      $1,595       $1,279       $1,226         $848       $1,007
    Ratio of Total Expenses to
        Average Net Assets                        0.27%*       0.27%        0.25%        0.28%        0.28%        0.26%
    Ratio of Net Investment Income to
        Average Net Assets                        5.93%*       6.19%        6.26%        6.34%        6.05%        5.55%
    Portfolio Turnover Rate                         58%*         30%          42%          56%         128%         118%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                        INTERMEDIATE-TERM CORPORATE PORTFOLIO
                                                                               YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED    -----------------------------------------------  NOV. 1, 1993* TO
THROUGHOUT EACH PERIOD                     JULY 31, 1998        1998         1997         1996         1995      JAN. 31, 1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.03      $ 9.72       $10.17       $ 9.07       $10.04             $10.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .315        .638         .639         .658         .587               .125
    Net Realized and Unrealized Gain (Loss)
        on Investments                             (.055)       .321        (.430)       1.100        (.970)              .040
                                                   ----------------------------------------------------------------------------
        Total from Investment Operations            .260        .959         .209        1.758        (.383)              .165
                                                   ----------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.315)      (.638)       (.639)       (.658)       (.587)             (.125)
    Distributions from Realized Capital Gains      (.015)      (.011)       (.020)          --           --                 --
                                                   ----------------------------------------------------------------------------
        Total Distributions                        (.330)      (.649)       (.659)       (.658)       (.587)             (.125)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 9.96      $10.03       $ 9.72       $10.17       $ 9.07             $10.04
===============================================================================================================================

TOTAL RETURN                                       2.64%      10.24%        2.29%       19.94%       -3.73%              1.66%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $1,045        $899         $592         $424         $163                $85
    Ratio of Total Expenses to
        Average Net Assets                       0.27%**       0.26%        0.25%        0.28%        0.28%            0.25%**
    Ratio of Net Investment Income to
        Average Net Assets                       6.36%**       6.51%        6.61%        6.70%        6.46%            5.11%**
    Portfolio Turnover Rate                        66%**         69%          85%          78%          97%                74%
-------------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                                    GNMA PORTFOLIO
                                                                                YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED      ----------------------------------------------------------
THROUGHOUT EACH PERIOD                     JULY 31, 1998        1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.48      $10.23       $10.45      $  9.71       $10.39       $10.50
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .348        .718         .727         .734         .693         .641
    Net Realized and Unrealized Gain (Loss)
        on Investments                             (.058)       .253        (.220)        .740        (.673)       (.110)
                                                  -----------------------------------------------------------------------
        Total from Investment Operations            .290        .971         .507        1.474         .020         .531
                                                  -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.348)      (.718)       (.727)       (.734)       (.693)       (.641)
    Distributions from Realized Capital Gains      (.002)      (.003)          --           --        (.007)          --
                                                  -----------------------------------------------------------------------
        Total Distributions                        (.350)      (.721)       (.727)       (.734)       (.700)       (.641)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $10.42      $10.48       $10.23       $10.45      $  9.71       $10.39
=========================================================================================================================

TOTAL RETURN                                       2.81%       9.86%        5.15%       15.64%        0.36%        5.18%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $10,005      $8,894       $7,400       $6,998       $5,851       $7,043
    Ratio of Total Expenses to
        Average Net Assets                        0.31%*       0.31%        0.27%        0.29%        0.30%        0.28%
    Ratio of Net Investment Income to
        Average Net Assets                        6.72%*       6.97%        7.16%        7.22%        7.04%        6.19%
    Portfolio Turnover Rate                         13%*          3%          12%           7%          35%           2%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                           LONG-TERM U.S. TREASURY PORTFOLIO
                                                                                YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED     ------------------------------------------------------------
THROUGHOUT EACH PERIOD                     JULY 31, 1998        1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.79      $ 9.84       $10.73       $ 9.23       $10.75       $10.04
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .318        .643         .655         .669         .665         .685
    Net Realized and Unrealized Gain (Loss)
        on Investments                              .050        .950        (.877)       1.725       (1.401)        .886
                                                   ----------------------------------------------------------------------
        Total from Investment Operations            .368       1.593        (.222)       2.394        (.736)       1.571
                                                   ----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.318)      (.643)       (.655)       (.669)       (.665)       (.685)
    Distributions from Realized Capital Gains         --          --        (.013)       (.225)       (.119)       (.176)
                                                   ----------------------------------------------------------------------
        Total Distributions                        (.318)      (.643)       (.668)       (.894)       (.784)       (.861)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $10.84      $10.79       $ 9.84       $10.73       $ 9.23       $10.75
=========================================================================================================================

TOTAL RETURN                                       3.47%      16.85%       -1.85%       26.72%       -6.68%       16.09%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $1,143      $1,061         $898         $916         $671         $829
    Ratio of Total Expenses to
        Average Net Assets                        0.27%*       0.27%        0.25%        0.27%        0.28%        0.26%
    Ratio of Net Investment Income to
        Average Net Assets                        5.96%*       6.38%        6.66%        6.57%        7.02%        6.44%
    Portfolio Turnover Rate                          6%*         18%          31%         105%          85%           7%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                             LONG-TERM CORPORATE PORTFOLIO
                                                                                YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED       ----------------------------------------------------------
THROUGHOUT EACH PERIOD                     JULY 31, 1998        1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $9.32       $8.71        $9.43        $8.18        $9.36        $9.04
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .294        .613         .619         .627         .617         .632
    Net Realized and Unrealized Gain (Loss)
        on Investments                              .002        .685        (.566)       1.250       (1.108)        .579
                                                    ---------------------------------------------------------------------
        Total from Investment Operations            .296       1.298         .053        1.877        (.491)       1.211
                                                    ---------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.294)      (.613)       (.619)       (.627)       (.617)       (.632)
    Distributions from Realized Capital Gains      (.082)      (.075)       (.154)          --        (.072)       (.259)
                                                    ---------------------------------------------------------------------
        Total Distributions                        (.376)      (.688)       (.773)       (.627)       (.689)       (.891)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $9.24       $9.32        $8.71        $9.43        $8.18        $9.36
=========================================================================================================================

TOTAL RETURN                                       3.25%      15.52%        0.86%       23.64%       -5.12%       13.83%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $3,945      $3,720       $3,324       $3,376       $2,607       $3,166
    Ratio of Total Expenses to
        Average Net Assets                        0.31%*       0.32%        0.28%        0.31%        0.32%        0.30%
    Ratio of Net Investment Income to
        Average Net Assets                        6.40%*       6.87%        7.06%        7.03%        7.37%        6.71%
    Portfolio Turnover Rate                         35%*         33%          30%          49%          43%          77%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                            HIGH YIELD CORPORATE PORTFOLIO
                                                                                YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED       ----------------------------------------------------------
THROUGHOUT EACH PERIOD                     JULY 31, 1998        1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $8.17       $7.87        $7.89        $7.24        $8.14        $7.56
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .332        .688         .688         .678         .679         .695
    Net Realized and Unrealized Gain (Loss)
        on Investments                             (.050)       .300        (.020)        .650        (.900)        .580
                                                   ----------------------------------------------------------------------
        Total from Investment Operations            .282        .988         .668        1.328        (.221)       1.275
                                                   ----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.332)      (.688)       (.688)       (.678)       (.679)       (.695)
    Distributions from Realized Capital Gains         --          --           --           --           --           --
                                                   ----------------------------------------------------------------------
        Total Distributions                        (.332)      (.688)       (.688)       (.678)       (.679)       (.695)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $8.12       $8.17        $7.87        $7.89        $7.24        $8.14
=========================================================================================================================

TOTAL RETURN*                                      3.51%      13.14%        9.01%       19.01%       -2.52%       17.54%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $5,243      $4,747       $3,674       $3,007       $2,162       $2,625
    Ratio of Total Expenses to
        Average Net Assets                       0.30%**       0.28%        0.29%        0.34%        0.34%        0.32%
    Ratio of Net Investment Income to
        Average Net Assets                       8.21%**       8.63%        8.92%        8.85%        9.13%        8.81%
    Portfolio Turnover Rate                        39%**         45%          23%          38%          33%          51%
-------------------------------------------------------------------------------------------------------------------------

* Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Fixed Income Securities Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the Short-Term U.S. Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term U.S. Treasury, Intermediate-Term Corporate, GNMA, Long-Term U.S. Treasury, Long-Term Corporate, and High Yield Corporate Portfolios. Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

           1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

           2. FEDERAL INCOME TAXES: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

           3. REPURCHASE AGREEMENTS: Each portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

           4. FUTURES CONTRACTS: Each portfolio, except the Short-Term Federal Portfolio, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The portfolios may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolios and the prices of futures contracts, and the possibility of an illiquid market.

           Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

           5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

           6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of High Yield Corporate Portfolio capital shares are credited to paid in capital.

B. The Vanguard Group furnishes investment advisory services to the Short-Term U.S. Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term U.S. Treasury, Intermediate-Term Corporate, and Long-Term U.S. Treasury Portfolios on an at-cost basis.

           Wellington Management Company, LLP provides investment advisory services to the GNMA, Long-Term Corporate, and High Yield Corporate Portfolios for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 1998, the investment advisory fees of the GNMA, Long-Term Corporate, and High Yield Corporate Portfolios represented effective annual rates of 0.01%, 0.03%, and 0.04%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. At July 31, 1998, the fund had contributed capital aggregating $5,859,000 to Vanguard (included in Other Assets), representing 8.4% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The Short-Term Corporate Portfolio offers two classes of shares, Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $50 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. Class-specific expenses for the six months ended July 31, 1998, represented the following percentages of average net assets:

---------------------------------------------------------------------------------------------------
PORTFOLIO                                                  INVESTOR SHARES    INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------
Short-Term Corporate                                           0.15%*                 0.03%*
---------------------------------------------------------------------------------------------------

*Annualized.

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

E. During the six months ended July 31, 1998, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

------------------------------------------------------------------------------------------------
                                                                           (000)
                                                             -----------------------------------
PORTFOLIO                                                     PURCHASES                  SALES
------------------------------------------------------------------------------------------------
Short-Term Corporate                                         $1,728,436                $996,424
Intermediate-Term Corporate                                     361,139                 216,236
Long-Term Corporate                                             544,694                 527,564
High Yield Corporate                                          1,429,213                 930,496
------------------------------------------------------------------------------------------------

   Purchases and sales of U.S. government securities were:

---------------------------------------------------------------------------------------------
                                                                           (000)
                                                             --------------------------------
PORTFOLIO                                                     PURCHASES               SALES
---------------------------------------------------------------------------------------------
Short-Term U.S. Treasury                                     $  674,637             $653,356
Short-Term Federal                                              975,948              904,679
Short-Term Corporate                                            105,386              292,665
Intermediate-Term U.S. Treasury                                 457,626              461,172
Intermediate-Term Corporate                                     101,350               98,353
GNMA                                                          2,574,005              582,477
Long-Term U.S. Treasury                                         119,819               32,360
Long-Term Corporate                                             236,605              117,327
High Yield Corporate                                             71,620               25,580
---------------------------------------------------------------------------------------------

   At January 31, 1998, the portfolios had the following capital losses available to offset future net capital gains:

---------------------------------------------------------------------------------------------
                                                             EXPIRATION
                                                           FISCAL YEAR(S)            AMOUNT
PORTFOLIO                                                ENDING JANUARY 31,           (000)
---------------------------------------------------------------------------------------------
Short-Term U.S. Treasury                                      2003-2004             $  4,362
Short-Term Federal                                            2003-2004               25,371
Short-Term Corporate                                          2003-2004               27,840
Intermediate-Term U.S. Treasury                               2003-2006               30,935
Long-Term U.S. Treasury                                            2005                4,788
High Yield Corporate                                               2000               25,958
----------------------------------------------------------------------------------------------

F. At July 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

----------------------------------------------------------------------------------------------
                                                                (000)
                                      --------------------------------------------------------
                                      APPRECIATED            DEPRECIATED       NET UNREALIZED
PORTFOLIO                             SECURITIES             SECURITIES         APPRECIATION
----------------------------------------------------------------------------------------------
Short-Term U.S. Treasury              $    3,264            $    (415)            $    2,849
Short-Term Federal                         7,011                 (559)                 6,452
Short-Term Corporate                      40,141               (4,445)                35,696
Intermediate-Term U.S. Treasury           55,561                 (296)                55,265
Intermediate-Term Corporate               19,230               (2,199)                17,031
GNMA                                     257,269              (10,486)               246,783
Long-Term U.S. Treasury                  128,569                  (54)               128,515
Long-Term Corporate                      234,410               (1,840)               232,570
High Yield Corporate                     134,489              (26,729)               107,760
----------------------------------------------------------------------------------------------

   At July 31, 1998, the aggregate settlement value of open futures contracts expiring in September 1998 and the related unrealized depreciation were:

----------------------------------------------------------------------------------------------
                                                                            (000)
                                                             ---------------------------------
                                       NUMBER OF              AGGREGATE
                                     LONG (SHORT)            SETTLEMENT           UNREALIZED
PORTFOLIO/FUTURES CONTRACTS            CONTRACTS                VALUE            DEPRECIATION
----------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury/
   U.S. Treasury Note                     567                  $69,511                $(18)
Long-Term U.S. Treasury/
   U.S. Treasury Note                     276                   31,343                 (26)
   U.S. Treasury Bond                    (149)                  18,266                 (15)
----------------------------------------------------------------------------------------------

G. The market values of securities on loan to brokers/dealers at July 31, 1998, and collateral received with respect to such loans, were:

----------------------------------------------------------------------------------------------
                                                               (000)
                                     ---------------------------------------------------------
                                                                    COLLATERAL RECEIVED
                                                            ----------------------------------
                                     MARKET VALUE
                                       OF LOANED                                U.S. TREASURY
PORTFOLIO                             SECURITIES                CASH              SECURITIES
----------------------------------------------------------------------------------------------
Short-Term U.S. Treasury               $  21,751             $  22,208                    --
Short-Term Federal                        33,717                29,218              $  5,265
Short-Term Corporate                      20,561                21,034                    --
Intermediate-Term
   U.S. Treasury                         198,575               166,289                37,162
Intermediate-Term
   Corporate                               2,060                 2,105                    --
Long-Term U.S. Treasury                   64,506                50,252                15,846
High Yield Corporate                     244,707               253,132                    --
----------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

       "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank
    Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of
                              Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
    Portfolio
   Small Capitalization Growth
    Stock Portfolio
   Small Capitalization Stock
    Portfolio
   Small Capitalization Value
    Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
    Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
    Portfolio
   Growth and Income Portfolio
Total International Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
    Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
    Treasury Portfolio
   Long-Term U.S. Treasury
    Portfolio
   Short-Term U.S. Treasury
    Portfolio
Bond Index Fund
   Intermediate-Term Bond
    Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
    Portfolio
   Intermediate-Term U.S.
    Treasury Portfolio
   Long-Term Corporate
    Portfolio
   Long-Term U.S. Treasury
    Portfolio
   Short-Term Corporate
    Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
    Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
    Portfolio
LifeStrategy Portfolios
   Conservative Growth
    Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q282-7/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

VANGUARD FIXED INCOME SECURITIES FUND
FINANCIAL STATEMENTS
July 31, 1998 (unaudited)





The Statements of Net Assets should be read in conjunction with the Statement of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report. The Statement of Net Assets for the GNMA Portfolio begins on page 28 of that report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each portfolio, you will find a table displaying the composition of the portfolio's net assets. Undistributed Net Investment Income is usually zero because the portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

  ---------------------------------------------------------
  CONTENTS
  Short-Term U.S. Treasury Portfolio                      1
  Short-Term Federal Portfolio                            3
  Short-Term Corporate Portfolio                          6
  Intermediate-Term U.S. Treasury Portfolio              12
  Intermediate-Term Corporate Portfolio                  14
  Long-Term U.S. Treasury Portfolio                      18
  Long-Term Corporate Portfolio                          19
  High Yield Corporate Portfolio                         23
  ---------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
SHORT-TERM U.S. TREASURY PORTFOLIO                         COUPON                    DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (98.1%)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Note                       3.375%               1/15/2007           $ 31,326     $ 30,807
U.S. Treasury Note                                         5.625%              10/31/1999            117,000      117,140
U.S. Treasury Note                                          5.75%               8/15/2003             83,000       83,740
U.S. Treasury Note                                          5.75%              10/31/2002             66,700       67,140
U.S. Treasury Note                                         5.875%               8/31/1999            139,163      139,699
U.S. Treasury Note                                         5.875%              11/30/2001             29,900       30,196
U.S. Treasury Note                                         6.125%              12/31/2001             51,700       52,600
U.S. Treasury Note                                          6.25%               4/30/2001              4,000        4,074
U.S. Treasury Note                                          6.50%               5/31/2001             13,200       13,529
U.S. Treasury Note                                          6.50%               5/31/2002             13,000       13,415
U.S. Treasury Note                                          6.50%               8/31/2001             48,600       49,910
U.S. Treasury Note                                         6.625%               4/30/2002              7,000        7,243
U.S. Treasury Note                                         6.625%               7/31/2001             95,000       97,862
U.S. Treasury Note                                         6.875%               8/31/1999            117,000      118,657
U.S. Treasury Note                                          7.50%              11/15/2001             38,700       40,934
U.S. Treasury Note                                         7.875%               8/15/2001              4,500        4,791

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
SHORT-TERM U.S. TREASURY PORTFOLIO                         COUPON                    DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Bariven, SA Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                            6.277%               4/15/2001 (1)(3)    $ 10,200     $ 10,266
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                             4.62%              10/15/1998 (1)(2)       2,000        1,995
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                            6.475%               5/15/2000 (1)          5,200        5,231
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                             6.82%               4/15/1999 (1)(2)       1,429        1,435
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                            8.038%               1/15/2000 (1)          4,500        4,581
EximBank Guaranteed Export
   (U.S. Government Guaranteed)                             5.73%               1/15/2003 (1)(2)      39,600       39,427
Government Export Trust (U.S. Government Guaranteed)        7.75%                1/1/2000 (1)(2)       4,000        4,067
Guaranteed Export Certificates
   (U.S. Government Guaranteed)                            4.743%               9/15/1998 (1)          2,600        2,598
Guaranteed Trade Trust (U.S. Government Guaranteed)        6.104%               7/15/2003 (1)         27,917       28,037
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                            5.696%                2/1/2005 (1)          8,000        7,890
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                            5.926%               6/15/2005 (1)         16,000       15,997
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                            5.735%               1/15/2002 (1)          9,217        9,199
Private Export Funding Corp.
   (U.S. Government Guaranteed)                             5.65%               3/15/2003 (1)          5,317        5,315
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $1,004,926)                                                              1,007,775
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.7%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                      5.64%                8/3/1998              5,749        5,749
Collateralized By U.S. Government Obligations in a
   Pooled Cash Account--Note G                              5.65%                8/3/1998             22,208       22,208
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $27,957)                                                                                                  27,957
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
   (COST $1,032,883)                                                                                            1,035,732
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               17,436
Liabilities--Note G                                                                                               (25,963)
                                                                                                               -----------
                                                                                                                   (8,527)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 100,374,723 outstanding $.001 par value shares of beneficial interest (unlimited authorization)  $1,027,205
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.23
==========================================================================================================================


*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in trans- actions exempt from registration, normally to qualified institutional buyers. At July 31, 1998, the aggregate value of these securities was $46,924,000, representing 4.6% of net assets.

(3) Restricted security representing 1.0% of net assets at July 31, 1998.

--------------------------------------------------------------------------------------------------------------------------
 AT JULY 31,1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                 $1,026,262        $10.22
 Undistributed Net Investment Income                                                                     --            --
 Accumulated Net Realized Losses                                                                     (1,906)         (.02)
 Unrealized Appreciation--Note F                                                                      2,849           .03
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $1,027,205        $10.23
==========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
SHORT-TERM FEDERAL PORTFOLIO                               COUPON                    DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (95.4%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (9.8%)
U.S. Treasury Inflation-Indexed Note                       3.375%               1/15/2007           $ 47,265     $ 45,714
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                             6.82%               1/13/1999 (1)(3)       1,117        1,122
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                            8.038%               1/15/2000 (1)          4,500        4,581
Government Export Trust (U.S. Government Guaranteed)        4.61%                9/1/1998 (1)          2,400        2,397
Government Export Trust (U.S. Government Guaranteed)        5.41%                3/1/1999 (1)(3)       1,773        1,773
Government Export Trust (U.S. Government Guaranteed)        6.61%               9/15/1999 (1)          6,174        6,197
Government Export Trust (U.S. Government Guaranteed)        7.50%               8/15/1999 (1)          6,911        7,015
Guaranteed Export Certificates
   (U.S. Government Guaranteed)                            4.743%               9/15/1998 (1)            376          375
Guaranteed Export Certificates
   (U.S. Government Guaranteed)                            4.813%              12/15/1998 (1)            884          881
Guaranteed Export Certificates
   (U.S. Government Guaranteed)                             5.23%               5/15/2005 (1)         16,085       15,814
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                            7.815%               5/15/2000 (1)          4,375        4,520
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                             8.75%               5/15/2000 (1)          6,563        6,882
Private Export Funding Corp.
   (U.S. Government Guaranteed)                             6.31%               9/30/2004             10,000       10,241
Private Export Funding Corp.
   (U.S. Government Guaranteed)                             7.03%              10/31/2003              5,000        5,269
Private Export Funding Corp.
   (U.S. Government Guaranteed)                             9.45%              12/31/1999             33,580       35,265
                                                                                                                ---------
                                                                                                                  148,046
                                                                                                                ---------
AGENCY BONDS & NOTES (80.0%)
Federal Farm Credit Bank                                    5.70%               6/18/2003             10,000        9,953
Federal Farm Credit Bank                                    5.72%                6/3/2003             10,000        9,962
Federal Farm Credit Bank                                    6.10%               11/4/2004              5,000        5,070
Federal Home Loan Bank                                      5.20%              10/20/2000             31,000       30,989
Federal Home Loan Bank                                      5.40%               1/15/2003             29,575       29,131
Federal Home Loan Bank                                      5.42%               1/22/2003             30,000       29,572
Federal Home Loan Bank                                      5.43%               2/25/1999             10,000        9,996
Federal Home Loan Bank                                     5.456%               8/25/1998 (2)         25,000       24,814
Federal Home Loan Bank                                     5.565%               7/17/2000             10,000        9,989
Federal Home Loan Bank                                     5.735%               7/22/2003             41,000       40,914
Federal Home Loan Bank                                      5.97%              12/12/2000             10,000       10,059
Federal Home Loan Bank                                      9.30%               1/25/1999             38,050       38,721
Federal Home Loan Mortgage Corp.                            5.75%               7/15/2003              9,250        9,237
Federal Home Loan Mortgage Corp.                           5.875%               3/22/2000             15,000       15,054
Federal Home Loan Mortgage Corp.                            6.35%               3/18/2001 (1)         10,000       10,019
Federal Home Loan Mortgage Corp.                            6.43%              12/19/2000 (1)         48,000       48,090
Federal Home Loan Mortgage Corp.                            6.52%                1/2/2002             23,000       23,555
Federal Home Loan Mortgage Corp.                            6.53%              11/25/2010 (1)         16,733       16,785
Federal Home Loan Mortgage Corp.                            6.59%               6/25/2012 (1)         40,000       40,069
Federal Home Loan Mortgage Corp.                            6.92%               1/25/2012 (1)         17,829       17,929
Federal National Mortgage Assn.                             5.72%                1/9/2001             10,000       10,004
Federal National Mortgage Assn.                             5.72%               3/13/2001              9,000        9,002
Federal National Mortgage Assn.                             5.83%              10/16/2000             15,000       15,042
Federal National Mortgage Assn.                             5.89%               11/6/2002             52,300       52,538
Federal National Mortgage Assn.                             5.90%              10/10/2002             47,000       47,201
Federal National Mortgage Assn.                             5.94%               9/10/1999             16,000       16,046
Federal National Mortgage Assn.                             5.96%               4/23/2003             86,000       85,775
Federal National Mortgage Assn.                             5.97%               10/2/2000             11,000       11,061
Federal National Mortgage Assn.                             5.98%              11/12/2002              9,800        9,878
Federal National Mortgage Assn.                             6.00%               4/23/2003             30,000       29,952
Federal National Mortgage Assn.                             6.06%                5/7/2003             31,000       30,994

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
SHORT-TERM FEDERAL PORTFOLIO                               COUPON                    DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                             6.10%               5/21/2003           $ 20,000   $   20,025
Federal National Mortgage Assn.                             6.14%               11/1/1999             19,000       19,103
Federal National Mortgage Assn.                             6.18%              12/10/2001             10,000       10,023
Federal National Mortgage Assn.                             6.26%               7/22/2002             45,500       46,309
Federal National Mortgage Assn.                            6.375%               1/16/2002             95,000       96,891
Federal National Mortgage Assn.                             6.40%                5/2/2001             18,630       18,953
Federal National Mortgage Assn.                             6.43%               4/11/1999             23,500       23,628
Federal National Mortgage Assn.                             6.44%              11/15/2001             28,635       28,817
Federal National Mortgage Assn.                             6.45%               2/14/2002             10,000       10,089
Federal National Mortgage Assn.                             6.58%               10/2/2001             22,480       23,022
Federal National Mortgage Assn.                             6.59%               4/17/2000             10,000       10,150
Federal National Mortgage Assn.                             6.60%               6/24/1999             30,000       30,255
Federal National Mortgage Assn.                             6.70%                5/6/2002             12,750       13,154
Federal National Mortgage Assn.                             7.23%               9/15/1999             15,000       15,250
Federal National Mortgage Assn.                             7.50%               2/11/2002             17,830       18,822
Federal National Mortgage Assn.                             8.45%               7/12/1999             17,845       18,304
Federal National Mortgage Assn.                             9.05%               4/10/2000              8,955        9,438
Federal National Mortgage Assn.                            11.50%               11/1/1999             46,000       49,168
                                                                                                               ----------
                                                                                                                1,208,802
                                                                                                               ----------
MORTGAGE-BACKED SECURITIES (5.6%)
Federal Home Loan Mortgage Corp.                            5.50%                2/5/1998 (1)          1,348        1,347
Federal Home Loan Mortgage Corp.                            5.50%                5/1/1999 (1)          5,014        5,008
Federal Home Loan Mortgage Corp.                            5.50%               11/1/2000 (1)         10,259       10,460
Federal Home Loan Mortgage Corp.                            5.50%                1/1/2001 (1)          9,209        9,142
Federal Home Loan Mortgage Corp.                            5.50%                1/1/2001 (1)         18,050       17,918
Federal Home Loan Mortgage Corp.                            6.00%                9/1/1998 (1)         13,230       13,228
Federal Home Loan Mortgage Corp.                            6.00%               10/1/1998 (1)          4,925        4,925
Federal Home Loan Mortgage Corp.                            6.00%                1/1/1999 (1)          3,537        3,536
Federal Home Loan Mortgage Corp.                            6.00%                3/1/1999 (1)          3,855        3,853
Federal Home Loan Mortgage Corp.
   (Collateralized Mortgage Obligation)                     6.50%               3/15/2000 (1)         14,047       14,090
Federal National Mortgage Assn.
   (Collateralized Mortgage Obligation)                     5.50%               9/25/2000 (1)          1,006        1,002
                                                                                                               ----------
                                                                                                                   84,509
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,434,905)                                                                                            1,441,357
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.5%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                      5.64%                8/3/1998            38,744        38,744
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note G                              5.65%                8/3/1998             29,218       29,218
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $67,962)                                                                                                  67,962
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (COST $1,502,867)                                                                                            1,509,319
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (0.1%)                                                                            1,527
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 148,956,728 outstanding $.001 par value
   shares of beneficial interest (unlimited authorization)                                                     $1,510,846

=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.14
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Floating Rate Note.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in trans- actions exempt from registration, normally to qualified institutional buyers. At July 31, 1998, the aggregate value of these securities was $2,895,000, representing 0.2% of net assets.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
-------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                                            $1,509,319
Receivables for Investment Securities Sold                                                                         63,639
Other Assets--Note C                                                                                               24,757
                                                                                                              -----------
  Total Assets                                                                                                  1,597,715
                                                                                                              -----------
LIABILITIES
Payables for Investment Securities Purchased                                                                     (47,201)
Other Liabilities--Note G                                                                                        (39,668)
                                                                                                              -----------
  Total Liabilities                                                                                              (86,869)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                     $1,510,846
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)       SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,529,577      $10.27
 Undistributed Net Investment Income                                                                      --          --
 Accumulated Net Realized Losses                                                                     (25,183)       (.17)
 Unrealized Appreciation--Note F                                                                       6,452         .04
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,510,846      $10.14
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
SHORT-TERM CORPORATE PORTFOLIO                             COUPON                    DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (83.5%)
-------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (13.5%)
Advanta Mortgage Loan Trust                                 6.25%               2/25/2014 (1)      $ 39,000      $ 39,012
CIT Home Equity Loan Trust                                  6.08%              12/15/2007 (1)        25,000        24,996
CIT Home Equity Loan Trust                                  6.37%               3/15/2012 (1)        21,000        21,055
California Infrastructure & Economic Development
   Bank SP Trust PG&E-1                                     6.15%               6/25/2002 (1)        10,150        10,199
California Infrastructure & Economic Development
   Bank SP Trust SCE-1                                      6.14%               3/25/2002 (1)        14,600        14,663
Chase Manhattan Auto Trust                                  6.65%               9/15/2003 (1)        17,576        17,895
The Chase Manhattan Corp. Grantor Trust                     6.00%               9/17/2001 (1)         6,024         6,032
Chemical Master Credit Card Trust                           6.38%               6/15/2003 (1)        10,000        10,130
Citibank Credit Card Master Trust                           5.75%               1/15/2003 (1)         9,400         9,382
Citibank Credit Card Master Trust                           6.35%               8/15/2002 (1)        28,000        28,231
Citibank Credit Card Master Trust                           6.70%               2/15/2004 (1)        13,000        13,247
Contimortgage Home Equity Loan Trust                        6.68%               5/15/2012 (1)        32,538        32,602
Countrywide ABS Certificate Series                         6.675%               2/25/2012 (1)        12,700        12,737
Credit Card Merchant Voucher Receivables Master Trust       6.23%                8/1/2002 (1)(3)     20,978        20,986
Discover Card Master Trust I Series                         5.75%               4/15/2001 (1)        77,290        76,957
Discover Card Master Trust I Series                         6.55%               2/18/2003 (1)        15,700        15,909
Ford Credit Auto Loan Master Trust                          6.50%               8/15/2002 (1)        35,000        35,434
Ford Credit Auto Owner Trust                                6.15%              12/15/2001 (1)        25,000        25,064
General Electric Capital Mortgage Services                  6.26%              12/25/2012 (1)        14,700        14,717
Household Credit Card Master Trust                          5.90%               5/15/2002 (1)        20,000        19,964
MBNA Master Credit Card Trust                               6.60%               8/15/2000 (1)        10,000        10,158
Mellon Bank Home Equity Installment Loan Trust Series       6.21%               8/25/2009 (1)        11,500        11,494
NationsBank Credit Card Master Trust                        6.45%               4/15/2003 (1)        17,000        17,160
Neiman Marcus Credit Card Master Trust                      7.60%               6/15/2003 (1)         5,000         5,137
PNC Mortgage Securities Corp.                               6.49%               7/25/2000 (1)        37,011        37,092
Premier Auto Trust                                          6.55%                9/6/2003 (1)         5,000         5,051
Providian Master Trust Series                               6.25%               6/15/2007 (1)        40,000        40,630
Providian Master Trust Series                               6.45%               6/15/2007 (1)        10,000        10,240
Residential Asset Securities Corp. Series                  6.285%               9/25/2020 (1)        34,000        34,106
Standard Credit Card Master Trust                           5.90%                2/7/2001 (1)        25,000        25,049
Standard Credit Card Master Trust                          7.875%                1/7/2000 (1)        16,100        16,197
Toyota Auto Grantor Trust                                   5.85%               3/15/2001 (1)         3,700         3,702
Toyota Auto Lease Trust                                     6.20%               9/27/2000 (1)        70,000        70,234
                                                                                                              -----------
                                                                                                                  735,462
                                                                                                              -----------
FINANCE (47.3%)
   AUTO (5.1%)
   Chrysler Financial Corp.                                 6.08%                4/6/2001           100,000       100,427
   Ford Motor Credit Co.                                    5.37%                9/8/1998            14,475        14,472
   Ford Motor Credit Co.                                    6.55%               9/10/2002            25,000        25,424
   Ford Motor Credit Co.                                    6.85%               8/15/2000             5,000         5,085
   General Motors Acceptance Corp.                          6.00%              12/30/1998             5,000         5,009
   General Motors Acceptance Corp.                          6.21%               9/19/2000            35,000        35,143
   General Motors Acceptance Corp.                          6.65%               5/24/2000            30,000        30,395
   General Motors Acceptance Corp.                          7.25%               4/30/1999            21,100        21,312
   General Motors Acceptance Corp.                          7.50%               4/11/2000            12,750        13,059
   General Motors Acceptance Corp.                          8.40%              10/15/1999             5,000         5,141
   General Motors Acceptance Corp.                          8.50%              12/21/1998            20,000        20,218

   BANKS (12.8%)
   Bank South Inc.                                         10.20%                6/1/1999            12,500        12,947
   Bankers Trust NY Corp.                                   9.50%               6/14/2000            11,930        12,651
   Capital One Bank                                         6.40%                5/8/2003            15,000        14,993
   Capital One Bank                                         6.58%               4/17/2001            15,000        15,117
   Capital One Bank                                         6.60%               8/20/2001            10,200        10,303
   The Chase Manhattan Corp.                                8.00%               6/15/1999            19,450        19,822
   The Chase Manhattan Corp.                               10.00%               6/15/1999            20,840        21,555

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
                                                           COUPON                    DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   CoreStates Capital Corp.                                 5.75%               1/15/2001           $ 6,000       $ 5,973
   CoreStates Capital Corp.                                6.186%               10/2/2000            35,000        35,155
   First Bank System, Inc.                                 5.686%               8/19/1998 (2)        24,000        24,000
   First Fidelity Bancorp                                  9.625%               8/15/1999            23,540        24,400
   First National Bank of Commerce                          6.50%               1/14/2000            25,000        25,180
   First Union Corp.                                        9.45%               6/15/1999             6,649         6,845
   Huntington Bancshares                                    5.68%               12/8/1998            10,000        10,001
   Long Island Savings Bank                                 7.00%               6/13/2002            13,500        13,833
   MBNA America Bank                                       5.816%                8/7/1998 (2)        40,650        40,627
   Manufacturers Hanover Corp.                              8.50%               2/15/1999             9,272         9,401
   Mellon Financial Co.                                     6.00%                3/1/2004             7,950         7,901
   Meridian Bancorp, Inc.                                  6.625%               6/15/2000            26,550        26,882
   The Money Store Inc.                                     8.05%               4/15/2002            10,277        10,902
   National City Bank-Cleveland                             6.10%                4/3/2003            20,000        20,030
   National City Bank-Cleveland                             6.35%               3/15/2001            36,860        37,246
   NationsBank Corp.                                        5.80%               1/31/2001            14,675        14,645
   NationsBank Corp.                                       6.375%               5/15/2005            50,000        50,389
   Norwest Corp.                                           6.125%              10/15/2000             6,000         6,029
   PNC Funding Corp.                                       6.125%                9/1/2003             6,000         5,977
   PNC Funding Corp.                                       9.875%                3/1/2001             5,565         6,063
   Provident Bank of Ohio                                  6.125%              12/15/2000            12,700        12,713
   Providian National Bank                                  6.70%               3/15/2003            32,380        32,750
   Security Pacific Corp.                                   9.75%               5/15/1999             5,000         5,144
   Security Pacific Corp.                                  11.00%                3/1/2001            20,907        23,395
   Southern National Corp.                                  7.05%               5/23/2003            24,469        25,273
   Summit Bancorp                                          8.625%              12/10/2002            21,725        23,686
   U.S. Bancorp PATS                                        5.90%               8/17/1998 (2)(3)     55,700        55,728
   U.S. Oregon PATS                                        5.791%               8/27/1998 (3)        25,000        25,000
   Wells Fargo & Co.                                       6.125%               11/1/2003             5,000         5,001

   CONSUMERS (2.7%)
   Aristar Inc.                                            6.125%               12/1/2000            48,000        48,078
   Norwest Financial, Inc.                                  6.68%               9/15/1999            46,000        46,405
   Norwest Financial, Inc.                                  7.95%               5/15/2002             4,200         4,473
   Sears Roebuck Acceptance Corp.                           6.22%               11/8/2000            48,000        48,164

   DIVERSIFIED (5.9%)
   AT&T Capital Corp.                                       6.70%               2/15/2001            50,000        50,657
   Associates Corp. of North America                        6.00%               4/15/2003            45,000        44,800
   Associates Corp. of North America                        8.37%              12/21/1999            19,000        19,617
   Associates Corp. of North America                        8.40%              11/29/1999            10,000        10,310
   CIT Group Holdings                                       5.70%              12/15/1998            20,000        20,006
   CIT Group Holdings                                       6.00%                5/8/2001            19,000        19,010
   CIT Group Holdings                                       6.25%              10/25/1999            31,000        31,124
   CIT Group Holdings                                      6.375%                8/1/2002             9,900        10,011
   Caterpillar Financial Services                           6.10%               6/17/1999            16,000        16,037
   Comdisco Inc.                                            6.34%               6/25/1999            25,000        25,084
   Finova Capital Corp.                                     6.05%               9/15/1999            25,000        25,013
   Finova Capital Corp.                                    6.375%               4/15/1999            21,000        21,065
   General Electric Capital Corp.                           5.72%                8/3/2000            20,000        19,975
   General Electric Capital Corp.                           5.84%                5/8/2000             5,000         5,007
   General Electric Capital Corp.                           8.10%               1/26/1999             5,000         5,058

   INSURANCE (4.3%)
   CNA Financial Corp                                       6.50%               4/15/2005            32,000        31,966
   Conseco Inc.                                             6.40%               2/10/2003            30,000        29,612
   Orion Capital Corp.                                     9.125%                9/1/2002            15,225        16,689
   Progressive Corp.                                       10.00%              12/15/2000             7,000         7,594
   Prudential Insurance Co. of America                     6.375%               7/23/2006 (3)        20,000        19,926
   SunAmerica Inc.                                          6.20%              10/31/1999            26,000        26,049
   SunAmerica Inc.                                          6.58%               1/15/2002             5,000         5,063

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
SHORT-TERM CORPORATE PORTFOLIO                             COUPON                    DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Travelers Property Casualty Corp.                        6.25%               10/1/1999          $ 50,000    $   50,185
   Travelers Property Casualty Corp.                        6.75%                9/1/1999            30,000        30,261
   USF&G Corp.                                             8.375%               6/15/2001            17,545        18,536

   OTHER (16.5%)
   Associated Estates Realty Corp.                          6.88%               12/9/2004             5,000         5,023
   Associated Estates Realty Corp.                         8.375%               4/15/2000            15,680        16,144
   Bay Apartment Communities                                6.50%               1/15/2005             8,300         8,196
   Bear, Stearns & Co., Inc.                               7.625%               9/15/1999            10,000        10,173
   Bear, Stearns & Co., Inc.                               7.625%               4/15/2000            26,900        27,599
   Bradley Operating LP                                     7.00%              11/15/2004             5,000         5,002
   Camden Property Trust                                   6.087%               8/10/1998 (2)        20,000        20,000
   Chelsea GCA Realty Partner                               7.75%               1/26/2001            10,000        10,240
   Colonial Realty LP                                       6.96%               7/26/2004            22,000        22,081
   Donaldson Lufkin & Jenrette, Inc.                        6.70%               6/30/2000            15,000        15,172
   EOP Operating LP                                         6.50%               6/15/2004 (3)         7,000         6,961
   Equity Residential Properties Trust Operating LP         7.95%               4/15/2002             7,000         7,352
   First Industrial PATS                                   7.375%               5/15/2004 (3)        12,000        12,255
   Gables Realty LP                                         6.80%               3/15/2005            10,000         9,934
   Goldman Sachs Group                                     6.087%              10/26/1998 (2)(3)     14,000        14,000
   Goldman Sachs Group                                     6.625%               12/1/2004 (3)        20,000        20,343
   Goldman Sachs Group                                     6.875%               9/15/1999 (3)        16,175        16,325
   Goldman Sachs Group                                      7.25%               10/1/2005 (3)        19,400        20,343
   HRPT Properties Trust                                    6.70%               2/23/2005            25,000        24,938
   Highwoods Forsyth LP                                     7.19%               6/15/2004 (3)        26,000        26,175
   JDN Realty Corp.                                         6.80%                8/1/2004            10,500        10,483
   Lehman Brothers Holdings Inc.                           6.006%               8/18/1998 (2)        10,000         9,992
   Lehman Brothers Holdings Inc.                            6.15%               3/15/2000            25,000        25,039
   Lehman Brothers Holdings Inc.                            6.20%               1/15/2002            20,000        20,005
   Lehman Brothers Holdings Inc.                            6.25%                4/1/2003            47,000        46,981
   Lehman Brothers Holdings Inc.                           8.375%               2/15/1999             5,000         5,063
   Merrill Lynch & Co., Inc.                                6.07%              10/15/2001            35,000        35,133
   Merrill Lynch & Co., Inc.                                7.26%               3/25/2002            50,000        51,380
   Merry Land & Investment Co., Inc.                        7.25%               10/1/2002             9,325         9,608
   Morgan Stanley, Dean Witter, Discover & Co.              5.75%               2/15/2001            10,500        10,450
   Morgan Stanley, Dean Witter, Discover & Co.             5.875%               2/28/2001            55,000        54,929
   Oasis Residential Inc.                                   6.75%              11/15/2001            21,050        21,117
   PaineWebber Group                                        6.32%               3/18/2003            25,000        25,061
   PaineWebber Group                                        7.16%               6/15/1999            25,000        25,247
   Post Apartment Homes LP                                 5.938%                9/3/1998 (2)        30,000        29,854
   Post Apartment Homes LP                                  7.02%                4/2/2001            20,000        20,332
   Salomon Smith Barney Holdings Inc.                       5.50%               1/15/1999            11,000        10,984
   Salomon Smith Barney Holdings Inc.                       7.00%               5/15/2000            15,500        15,753
   Salomon Smith Barney Holdings Inc.                       7.30%               5/15/2002            25,000        25,972
   Salomon Smith Barney Holdings Inc.                       7.50%                5/1/2002            11,500        11,997
   Salomon Smith Barney Holdings Inc.                       7.98%                3/1/2000            17,500        18,014
   Simon DeBartolo Group, Inc.                             6.875%              10/27/2005            10,000        10,006
   Simon DeBartolo PATS                                     6.75%              11/15/2003 (3)        23,000        22,979
   Summit Properties Inc.                                  6.625%              12/15/2003            16,000        15,967
   Summit Properties Inc.                                   6.80%               8/15/2002            20,000        20,137
   Summit Properties Inc.                                   6.95%               8/15/2004            12,500        12,526
   Summit Properties Inc.                                   7.20%               8/15/2007             5,000         5,065
   Topaz Ltd.                                               6.92%               3/10/2007 (1)(3)     14,844        15,250
   Trinet Corp. Realty Trust                                7.30%               5/15/2001             5,500         5,592
   United Dominion Realty Trust                             7.02%              11/15/2005             8,000         8,143
   Wellsford Residential Property Trust                    9.375%                2/1/2002             5,175         5,660
                                                                                                              -----------
                                                                                                                2,581,992
                                                                                                              -----------
INDUSTRIAL (15.6%)
Allied Corp.                                                0.00%               9/15/1998             7,500         7,453
CBI Industries                                              7.53%               8/26/1999            15,000        15,244

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                           COUPON                    DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CSC Enterprises                                             6.50%              11/15/2001 (3)      $ 27,500      $ 27,821
CSC Enterprises                                             6.80%               4/15/1999 (3)        21,500        21,640
Continental Airlines Pass-Through Trust                    6.331%              10/15/2004 (1)        15,000        14,999
Continental Airlines Pass-Through Trust                    6.465%               4/15/2006 (1)        11,000        11,004
Continental Airlines Pass-Through Trust                    6.541%               3/15/2018 (1)        15,000        14,902
Continental Airlines Pass-Through Trust                     6.80%                1/2/2008 (1)        12,000        12,258
Cox Communications, Inc.                                   6.375%               6/15/2000            37,000        37,173
R.R. Donnelley & Sons Co.                                   7.96%               11/8/1999            15,000        15,378
Electronic Data Systems Corp.                               6.85%               5/15/2000 (3)        18,000        18,264
Federal Express Corp.                                      9.875%                4/1/2002             8,195         9,153
Federal Express Corp.                                      10.00%               4/15/1999             6,255         6,421
Federated Department Stores, Inc.                          8.125%              10/15/2002             5,000         5,342
Federated Department Stores, Inc.                           8.50%               6/15/2003            10,000        10,921
Food Lion, Inc.                                             8.41%               9/26/2001             5,000         5,358
James River Corp.                                           7.65%              12/26/2000            10,000        10,316
James River Corp.                                          8.375%              11/15/2001            12,220        12,990
Halliburton Co.                                             6.30%                8/5/2002            26,250        26,570
Hertz Corp.                                                 6.50%                4/1/2000             5,000         5,037
International Business Machines Corp.                       5.80%               5/15/2001            25,000        24,953
Knight Ridder, Inc.                                         8.50%                9/1/2001            17,025        17,669
Lafarge Corp.                                              6.375%               7/15/2005             7,000         6,981
Lockheed Martin Corp.                                       6.55%               5/15/1999            10,000        10,039
Lockheed Martin Corp.                                       6.85%               5/15/2001            47,000        47,758
McDonald's Corp.                                           8.375%              10/29/1999             8,550         8,808
Mobil Corp. ESOP                                            9.17%               2/29/2000 (1)        32,565        33,590
Norfolk Southern Corp.                                     6.875%                5/1/2001           100,000       102,233
Occidental Petroleum Corp.                                  6.75%               9/16/1999             6,000         6,045
Occidental Petroleum Corp.                                  8.50%               11/9/2001            10,000        10,688
PanAmSat Corp.                                             6.125%               1/15/2005 (3)        30,000        29,560
J.C. Penney & Co., Inc.                                    5.375%              11/15/1998            13,350        13,324
Phillips Petroleum Co.                                      8.00%               4/12/1999             4,000         4,054
Praxair, Inc.                                               6.70%               4/15/2001            50,000        50,696
Raytheon Co.                                                6.45%               8/15/2002            20,250        20,475
Rockwell International Corp.                               8.875%               9/15/1999            33,860        34,953
Safeway Inc.                                                6.85%               9/15/2004             7,480         7,691
Sara Lee Corp.                                              6.50%               5/16/2000            15,000        15,155
Sara Lee Corp.                                              6.70%                9/9/1999            10,000        10,090
Sara Lee Corp.                                              7.75%                2/3/2000            18,700        19,193
Telecommunications, Inc.                                   6.375%               9/15/1999            25,000        25,072
Telecommunications, Inc.                                    8.25%               1/15/2003            10,000        10,763
Telecommunications, Inc.                                    8.65%               9/15/2004            25,000        27,772
Union Carbide Corp.                                         7.00%                8/1/1999            12,315        12,413
Union Pacific Corp.                                         7.00%               6/15/2000            10,000        10,155
Union Pacific Railroad Co. (Equipment Trust Certificate)    6.99%               4/19/1999             2,670         2,694
                                                                                                              -----------
                                                                                                                  851,068
                                                                                                              -----------
UTILITIES (7.1%)
Baltimore Gas & Electric Co.                                6.68%              10/11/2001            16,000        16,340
Edison Mission Energy Funding Corp.                         6.77%               9/15/2003 (1)(3)     18,713        19,010
Florida Gas Transmission                                    8.14%               11/1/1999 (3)        10,000        10,262
Florida Power & Light Corp.                                 5.50%                7/1/1999            20,600        20,553
GTE Corp.                                                   6.39%               9/11/2000            10,000        10,078
GTE North Inc.                                              5.50%               2/15/1999            18,175        18,151
GTE Southwest Inc.                                          5.82%               12/1/1999            18,650        18,616
Idaho Power Co.                                             5.33%                9/1/1998             4,500         4,499
Indiana Michigan Power Co.                                  6.40%                3/1/2000            20,000        20,128
Kansas City Power & Light Co.                               6.50%              11/14/2001             5,000         5,075
Kern River Funding Corp.                                    6.42%               3/31/2001 (1)(3)     11,584        11,656
MCI Communications Corp.                                    6.25%               3/23/1999            12,000        12,019
MCN Investment Corp.                                        6.03%                2/1/2001             4,000         3,977
MCN Investment Corp.                                        6.82%               5/13/1999            28,000        28,124

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
SHORT-TERM CORPORATE PORTFOLIO                             COUPON                    DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Nevada Power Co.                                            7.06%                5/1/2000          $ 12,000    $   12,217
NYNEX Corp. Capital Funding                                 8.10%               11/1/1999             5,070         5,205
NYNEX Corp. Capital Funding                                 8.11%               11/1/1999            15,000        15,402
NYNEX Credit Co.                                            6.50%               9/15/2000 (3)        30,000        30,340
PSE&G Capital Corp.                                         6.74%              10/23/2001 (3)        26,000        26,265
Progress Capital Holdings                                   6.88%                8/1/2001 (3)        20,000        20,486
Public Service Electric & Gas                               6.50%                6/1/2000            28,000        28,259
Texas Utilities Co.                                         9.50%                8/1/1999             8,500         8,749
U S West Capital Funding, Inc.                             6.125%               7/15/2002            32,000        32,067
United Telecom                                              9.75%                4/1/2000            10,550        11,161
                                                                                                              -----------
                                                                                                                  388,639
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $4,527,448)                                                                                            4,557,161
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.7%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (0.3%)
U.S. Treasury Note                                         5.375%               6/30/2003             5,000         4,971
U.S. Treasury Note                                         5.625%               5/15/2001            10,000        10,037
                                                                                                              -----------
                                                                                                                   15,008
                                                                                                              -----------
AGENCY BONDS & NOTES (0.6%)
Federal Home Loan Mortgage Corp.                            6.43%               2/25/2013 (1)        15,000        15,028
Federal Home Loan Mortgage Corp.                            6.92%               1/25/2012 (1)        15,000        15,084
Government Export Trust (U.S. Government Guaranteed)        6.61%               9/15/1999 (1)         2,375         2,383
                                                                                                              -----------
                                                                                                                   32,495
                                                                                                              -----------
MORTGAGE-BACKED SECURITIES (1.8%)
Federal Home Loan Mortgage Corp.                            5.50%               10/1/2000 (1)        17,769        17,649
Federal Home Loan Mortgage Corp.                            6.00%                9/1/1998 (1)         2,021         2,021
Federal Home Loan Mortgage Corp.                            6.00%               12/1/1999 (1)        10,578        10,580
Federal Home Loan Mortgage Corp.                            6.00%                1/1/2001 (1)        14,601        14,608
Federal Home Loan Mortgage Corp.                            6.50%               10/1/1999 (1)         8,610         8,644
Federal Home Loan Mortgage Corp.                            7.00%                3/1/2000 (1)        15,524        15,626
Federal Home Loan Mortgage Corp.                            7.00%                5/1/2000 (1)        13,848        13,902
Federal National Mortgage Assn.                             6.00%                1/1/2001 (1)        10,595        10,603
Federal National Mortgage Assn.                             8.00%                6/1/1999 (1)         3,278         3,299
                                                                                                              -----------
                                                                                                                   96,932
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $144,646)                                                                                                144,435
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(10.0%)
-------------------------------------------------------------------------------------------------------------------------
Australia & New Zealand Banking Group Ltd.                  6.25%                2/1/2004            20,000        19,743
Avon Energy Partners Holdings                               6.73%              12/11/2002 (3)        47,900        48,621
Avon Energy Partners Holdings                               7.05%              12/11/2007 (3)         5,000         5,171
Banco Latinoamericano de Exportaciones                      6.35%               4/10/2000 (3)        25,000        24,934
Banco Santiago SA                                           7.00%               7/18/2007            11,830        10,869
Bank of Nova Scotia                                         9.00%               10/1/1999            12,394        12,801
Bass America Inc.                                          8.125%               3/31/2002            15,000        15,972
Province of British Columbia                                7.00%               1/15/2003            25,000        25,955
CIBC Capital Funding, LP                                    6.25%              12/17/2002 (3)        25,000        25,182
Cable & Wireless Communications PLC                        6.625%                3/6/2005            44,000        44,299
Canadian Imperial Bank of Commerce (NY Branch)              6.20%                8/1/2000            70,525        71,007
Enersis SA                                                  6.60%               12/1/2026            11,235        10,670
Enersis SA                                                  6.90%               12/1/2006             8,000         7,516
KFW International Finance, Inc.                            9.125%               5/15/2001             7,995         8,650
Korea Development Bank                                     7.125%               9/17/2001            57,820        51,916
Province of Manitoba                                        7.75%                2/1/2002             7,310         7,719
Province of Manitoba                                        8.75%               5/15/2001             7,000         7,502
Province of Manitoba                                        9.50%               9/15/1998            10,000        10,041
Province of Manitoba                                       9.625%               3/15/1999            10,000        10,226
National Australia Bank (NY)                                9.70%              10/15/1998            12,150        12,242
National Westminster Bancorp Inc.                           9.45%                5/1/2001             8,881         9,636

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                           COUPON                    DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Noranda, Inc.                                               8.00%                6/1/2003          $ 20,000    $   21,088
Noranda, Inc.                                              8.625%               7/15/2002            15,000        16,011
Oil Enterprises Ltd.                                       6.239%               6/30/2008 (1)(3)     42,000        41,920
Placer Dome Inc.                                            6.14%               1/29/2002            15,000        14,801
Westpac Banking                                            9.125%               8/15/2001            10,000        10,787
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $539,081)                                                                                                545,279
--------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.6%)
--------------------------------------------------------------------------------------------------------------------------
Power Auth. of the State of New York Rev.
   (COST $35,000)                                           6.05%               2/15/2015             35,000       34,996
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.2%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                      5.64%                8/3/1998           208,299       208,299
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note G                        5.64%-5.65%                8/3/1998            21,034        21,034
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $229,333)                                                                                                229,333
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
   (COST $5,475,508)                                                                                            5,511,204
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
Other Assets--Note C                                                                                              103,036
Liabilities--Note G                                                                                              (159,083)
                                                                                                              ------------
                                                                                                                  (56,047)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                              $5,455,157
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Floating Rate Notes.

(3) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31,1998, the aggregate value of these securities was $637,403,000, representing 11.7% of net assets.

PATS--Putable Asset Trust Securities.

-------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AMOUNT
                                                                                                                    (000)
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                              $5,444,670
 Undistributed Net Investment Income                                                                                  --
 Accumulated Net Realized Losses                                                                                 (25,209)
 Unrealized Appreciation--Note F                                                                                  35,696
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                   $5,455,157
=========================================================================================================================

 Investor Shares--Net Assets applicable to 473,592,914 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                           $5,122,801
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                       $10.82
=========================================================================================================================

 Institutional Shares--Net Assets applicable to 30,725,653 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                             $332,356
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                  $10.82
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO                  COUPON                    DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES (92.6%)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                                        10.375%              11/15/2012 (2)      $ 248,550   $  330,872
U.S. Treasury Bond                                        11.625%              11/15/2004             27,300       35,926
U.S. Treasury Inflation-Indexed Note                       3.375%               1/15/2007             16,984       16,427
U.S. Treasury Note                                          6.50%              10/15/2006            159,200      168,505
U.S. Treasury Note                                         6.625%               5/15/2007             33,700       36,073
U.S. Treasury Note                                         6.875%               5/15/2006             44,250       47,797
U.S. Treasury Note                                          7.25%               5/15/2004             72,784       78,786
U.S. Treasury Note                                          7.25%               8/15/2004              4,500        4,886
U.S. Treasury Note                                          7.50%               2/15/2005            246,300      271,960
U.S. Treasury Note                                         7.875%              11/15/2004            226,000      253,197
Export Funding Trust (U.S. Government Guaranteed)           8.21%              12/29/2006 (1)         25,454       27,932
Government Export Trust (U.S. Government Guaranteed)        6.00%               3/15/2005 (1)         14,063       14,111
Guaranteed Export Certificates
   (U.S. Government Guaranteed)                             7.46%              12/15/2005 (1)         25,109       26,487
Guaranteed Trade Trust (U.S. Government Guaranteed)         6.69%               1/15/2009 (1)         28,417       29,403
Guaranteed Export Trust (U.S. Government Guaranteed)        7.80%               8/15/2006 (1)          7,623        8,139
Guaranteed Trade Trust (U.S. Government Guaranteed)         7.02%                9/1/2004 (1)         11,510       11,894
Guaranteed Trade Trust (U.S. Government Guaranteed)         7.39%               6/26/2006 (1)          4,093        4,284
Guaranteed Trade Trust (U.S. Government Guaranteed)         8.17%               1/15/2007 (1)          6,375        6,934
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                             5.94%               6/20/2006 (1)         16,842       16,828
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                             6.08%               8/15/2004 (1)         21,150       21,213
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                            6.726%               9/15/2010 (1)         17,000       17,636
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                             6.75%              12/15/2008 (1)         11,638       12,039
Private Export Funding Corp.
   (U.S. Government Guaranteed)                             7.11%               4/15/2007             13,100       14,190
Private Export Funding Corp.
   (U.S. Government Guaranteed)                             6.49%               7/15/2007              8,500        8,836
Private Export Funding Corp.
   (U.S. Government Guaranteed)                             5.87%               7/31/2008             73,300       73,131
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $1,482,221)                                                                                            1,537,486
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (16.0%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                      5.64%                8/3/1998            100,151      100,151
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note G                              5.65%                8/3/1998            166,289      166,289
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $266,440)                                                                                                266,440
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (108.6%)
   (COST $1,748,661)                                                                                            1,803,926
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.6%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                             $ 36,806
Security Lending Collateral Payable to Brokers--Note G                                                          (166,289)
Other Liabilities                                                                                                (14,135)
                                                                                                                ---------
                                                                                                                (143,618)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 154,544,822 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                  $1,660,308
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $10.74
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Securities with a value of $2,662,000 have been segregated as initial margin for open futures contracts.

-------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)       SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,633,608      $10.57
 Undistributed Net Investment Income                                                                      --          --
 Accumulated Net Realized Losses                                                                     (28,547)       (.18)
 Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                                              55,265         .35
   Futures Contracts                                                                                     (18)         --
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,660,308      $10.74
=========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
INTERMEDIATE-TERM CORPORATE PORTFOLIO                      COUPON                    DATE             (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (78.8%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (2.2%)
California Infrastructure & Economic Development
   Bank SP Trust PG&E                                       6.32%               9/25/2005 (1)       $ 1,650     $   1,672
California Infrastructure & Economic Development
   Bank SP Trust PG&E                                       6.42%               9/25/2008 (1)         1,800         1,834
Citibank Credit Card Master Trust                           6.70%               2/15/2004 (1)         5,000         5,095
Ford Credit Auto Loan Master Trust                          6.50%               8/15/2002 (1)         4,000         4,050
Providian Master Trust Series                               6.25%               6/15/2007 (1)        10,000        10,157
                                                                                                                ----------
                                                                                                                $  22,808
                                                                                                                ----------

FINANCE (47.5%)
   AUTO (0.5%)
   General Motors Acceptance Corp.                         6.125%               1/22/2008             5,000         4,902

   BANKS (19.4%)
   Bank of New York Co., Inc.                              6.625%               6/15/2003             6,000         6,115
   Bank of New York Co., Inc.                               8.50%              12/15/2004            10,000        11,170
   BankAmerica Corp.                                        7.20%               4/15/2006            10,000        10,539
   Chase Manhattan Corp.                                   7.125%                2/1/2007             5,000         5,216
   Chase Manhattan Corp.                                   8.625%                5/1/2002             5,000         5,415
   Citicorp                                                 6.75%               8/15/2005             5,000         5,125
   Citicorp                                                 7.00%                7/1/2007            10,000        10,427
   CoreStates Capital Corp.                                 6.75%              11/15/2006            10,000        10,251
   First Bank N.A.                                          6.00%              10/15/2003             4,200         4,153
   First Bank System, Inc.                                 6.875%               9/15/2007            10,000        10,391
   Mellon Bank Corp.                                        7.00%               3/15/2006             6,000         6,234
   Mellon Bank Corp.                                       7.625%               9/15/2007             5,000         5,452
   Meridian Bancorp, Inc.                                  6.625%               3/15/2003             3,000         3,052
   National City Bank-Cleveland                             6.10%                4/3/2003            15,000        15,023
   National City Corp.                                     6.625%                3/1/2004             5,700         5,814
   NationsBank Corp.                                       6.375%               2/15/2008            20,000        20,016
   PNC Funding Corp.                                       9.875%                3/1/2001             5,000         5,448
   PNC Bank N.A.                                           7.875%               4/15/2005             5,000         5,425
   Southern National Corp.                                  7.05%               5/23/2003            10,000        10,329
   Summit Bancorp                                          8.625%              12/10/2002             5,775         6,296
   Summit Bank                                              6.75%               6/15/2003             5,510         5,633
   Suntrust Banks Inc.                                      6.25%                6/1/2008            11,000        10,909
   Wachovia Corp.                                           9.25%                8/4/2008            15,000        14,919
   Wells Fargo & Co.                                        6.25%               4/15/2008            10,000         9,918

   CONSUMERS (2.5%)
   Norwest Financial, Inc.                                 6.625%               7/15/2004             5,000         5,122
   Norwest Financial, Inc.                                  7.20%                5/1/2007             5,000         5,311
   Norwest Financial, Inc.                                  7.50%               4/15/2005             5,000         5,352
   Sears, Roebuck Acceptance Corp.                          6.69%               4/30/2001             5,000         5,079
   Sears, Roebuck Acceptance Corp.                          6.80%               10/9/2002             5,000         5,128

   DIVERSIFIED (2.2%)
   Associates Corp. of North America                        5.75%              10/15/2003             5,000         4,913
   Associates Corp. of North America                        6.00%               4/15/2003             5,000         4,978
   Associates Corp. of North America                        7.54%               4/14/2004             3,000         3,186
   Donaldson Lufkin & Jenrette Inc.                         6.50%                4/1/2008             5,000         4,988
   Finova Capital Corp.                                     6.75%              11/15/2004             5,000         5,118

   INSURANCE (8.5%)
   CNA Financial Corp.                                      6.50%               4/15/2005             5,000         4,995
   Conseco Inc.                                             6.40%               2/10/2003            10,000         9,871
   Harleysville Group                                       6.75%              11/15/2003             7,500         7,643
   Horace Mann Educators Corp.                             6.625%               1/15/2006             8,250         8,236
   NAC Re Corp.                                             7.15%              11/15/2005             6,500         6,710

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
                                                           COUPON                    DATE             (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
   Orion Capital Corp.                                     9.125%                9/1/2002            10,000     $  10,961
   Prudential Insurance Co. of America                     6.375%               7/23/2006 (2)        10,000         9,963
   RGA Reinsurance Group of America Inc.                    7.25%                4/1/2006 (2)        10,000        10,446
   Travelers Property Casualty Corp.                        6.75%              11/15/2006             7,500         7,688
   USF&G Corp.                                             7.125%                6/1/2005             5,000         5,197
   USF&G Corp.                                             8.375%               6/15/2001             6,425         6,788

   OTHER (14.4%)
   Associated Estates Realty Corp.                          6.88%               12/9/2004             2,000         2,009
   BRE Properties, Inc.                                     7.20%               6/15/2007             2,000         2,052
   Bear Stearns & Co., Inc.                                 7.00%                3/1/2007             5,000         5,181
   Bradley Operating LP                                     7.20%               1/15/2008             4,000         4,012
   Camden Property Trust                                   7.172%               6/21/2004             3,000         3,072
   Colonial Realty LP                                       6.96%               7/26/2004             3,000         3,011
   Commercial Net Lease Realty Inc. Notes                  7.125%               3/15/2008             5,000         5,024
   Donaldson Lufkin & Jenrette, Inc.                        6.50%                6/1/2008            10,000         9,975
   EOP Operating LP                                         6.50%               6/15/2004 (2)         2,000         1,989
   Evans Withycombe Residential, Inc.                       7.50%               4/15/2004             3,000         3,137
   First Industrial LP                                      7.60%               5/15/2007             3,000         3,115
   Gables Realty LP                                         6.80%               3/15/2005             5,000         4,967
   Goldman Sachs Group                                      7.80%               7/15/2002 (2)         5,000         5,285
   Goldman Sachs Group                                      7.20%                3/1/2007 (2)         5,000         5,276
   Highwoods Forsyth LP                                     7.19%               6/15/2004 (2)         5,000         5,034
   Irvine Apartment Communities Inc.                        7.00%               10/1/2007             3,000         3,019
   JDN Realty Corp.                                         6.80%                8/1/2004             3,500         3,494
   LG&E Capital Corp.                                       6.46%               1/15/2008 (2)         5,000         5,020
   Lehman Brothers, Inc.                                   6.625%               2/15/2008            15,000        15,075
   Merry Land & Investment Co., Inc.                       6.875%               11/1/2004             2,000         2,029
   Merry Land & Investment Co., Inc.                        6.90%                8/1/2007             5,000         5,065
   New Plan Realty Trust Medium Term Notes                  7.35%               6/15/2007             3,000         3,128
   Oasis Residential Inc.                                   6.75%              11/15/2001             2,500         2,508
   Realty Income Corp.                                      7.75%                5/6/2007             3,000         3,114
   Salomon, Inc.                                            6.74%              12/15/2003             5,000         5,117
   Salomon, Inc.                                            6.75%               2/15/2003             5,000         5,105
   Salomon Smith Barney Holdings Inc.                      6.875%               6/15/2005             5,000         5,157
   Security Capital Group                                   7.15%               6/15/2007 (2)         2,000         2,006
   Security Capital Pacific Trust                          7.375%              10/15/2006             3,000         3,078
   Shurgard Storage Centers, Inc.                           7.50%               4/25/2004             3,000         3,123
   Simon DeBartolo Group, Inc.                             6.875%              11/15/2006             3,000         3,000
   Simon DeBartolo PATS                                     6.75%              11/15/2003 (2)         3,000         2,997
   SUSA Partnership LP                                      7.00%               12/1/2007             4,000         3,998
   Topaz Ltd.                                               6.92%               3/10/2007 (1)(2)     10,855        11,151
                                                                                                                ----------
                                                                                                                  496,168
                                                                                                                ----------
INDUSTRIAL (23.4%)
Allied Signal Inc.                                          6.20%                2/1/2008             8,300         8,280
Anheuser-Busch Cos., Inc.                                   6.75%                6/1/2005             2,000         2,037
Anheuser-Busch Cos., Inc.                                   7.10%               6/15/2007            10,000        10,464
Applied Materials, Inc.                                     8.00%                9/1/2004             2,000         2,141
Burlington Northern Railroad Co. Equipment Trust            7.33%               6/23/2010 (1)         4,626         4,840
Cardinal Health, Inc.                                       6.00%               1/15/2006             8,845         8,660
Cardinal Health, Inc.                                       6.50%               2/15/2004             3,500         3,537
Comcast Cablevision                                        8.375%                5/1/2007             8,000         8,973
Continental Airlines Pass-Through Trust                     6.41%              10/15/2008 (1)         3,500         3,497
Continental Airlines Pass-Through Trust                    6.748%               9/15/2018 (1)        10,000         9,960
Cox Communications, Inc.                                    6.50%              11/15/2002             2,000         2,025
Cox Communications, Inc.                                    6.69%               9/20/2004             8,430         8,579
Delta Airlines, Inc. Pass-Through Trust                    7.541%              10/11/2011 (1)         4,618         4,868
Delta Airlines, Inc. Pass-Through Trust                     8.54%                1/2/2007 (1)         2,784         3,052
Dillards Inc.                                               6.69%                8/1/2007             5,000         4,997
Eastman Chemical Co.                                       6.375%               1/15/2004             1,500         1,499

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
INTERMEDIATE-TERM CORPORATE PORTFOLIO                      COUPON                    DATE             (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Electronic Data Systems Corp.                               6.85%               5/15/2000 (2)       $ 5,000     $   5,073
Federated Department Stores, Inc.                           8.50%               6/15/2003             5,000         5,461
First Data Corp.                                           6.375%              12/15/2007            12,000        12,143
Food Lion, Inc.                                             7.55%               4/15/2007             7,000         7,552
Halliburton Co.                                             6.30%                8/5/2002            10,000        10,122
IBP, Inc.                                                  6.125%                2/1/2006             4,000         3,981
Kroger Co.                                                  8.15%               7/15/2006             5,000         5,542
Lafarge Corp.                                              6.375%               7/15/2005             4,750         4,737
Levi Strauss & Co.                                          6.80%               11/1/2003 (2)         4,000         4,017
Lexmark International, Inc.                                 6.75%               5/15/2008             5,000         4,980
Eli Lilly & Co.                                            8.375%               12/1/2006             3,000         3,439
Lockheed Martin Corp.                                       7.25%               5/15/2006             6,000         6,321
Lucent Technologies Inc.                                    7.25%               7/15/2006            10,000        10,660
Northwest Airlines Corp. Pass-Through Trust                 8.07%                1/2/2015 (1)        11,275        12,224
PanAmSat Corp.                                             6.375%               1/15/2008 (2)         5,000         4,955
Praxair, Inc.                                               6.70%               4/15/2001             5,000         5,070
Safeway Inc.                                                6.85%               9/15/2004             7,000         7,197
TCI Communications, Inc.                                   6.875%               2/15/2006             7,000         7,194
TCI Communications, Inc.                                    7.25%                8/1/2005             7,000         7,297
Tektronix                                                   7.50%                8/1/2003             2,000         2,070
Tektronix                                                  7.625%               8/15/2002             5,310         5,508
Texaco Capital, Inc.                                        8.50%               2/15/2003             5,000         5,492
Time Warner Inc.                                            7.48%               1/15/2008             4,250         4,512
Union Pacific Railroad Co. Equipment Trust                  6.12%                2/1/2004             2,000         2,007
The Upjohn Co. Employee Stock Ownership Trust               9.79%                2/1/2004 (1)         6,276         7,020
Western Atlas, Inc.                                        7.875%               6/15/2004             2,000         2,169
                                                                                                                ----------
                                                                                                                  244,152
                                                                                                                ----------
UTILITIES (5.7%)
Baltimore Gas & Electric Co.                                6.25%               12/8/2005             5,000         5,022
Baltimore Gas & Electric Co.                                6.70%               12/1/2006             9,000         9,286
GTE South Inc.                                             6.125%               6/15/2007             7,000         6,915
KN Energy, Inc.                                             6.80%                3/1/2008             5,000         4,976
Kansas City Power & Light Co.                               6.50%              11/14/2001             5,000         5,075
MCI Communications Corp.                                    7.50%               8/20/2004             1,500         1,587
Midamerican Energy Holdings Co.                            6.375%               6/15/2006             5,000         4,976
NIPSCO Capital Markets                                      7.39%                4/1/2004             6,000         6,314
Pennsylvania Power & Light Co.                             6.875%                3/1/2004             5,000         5,151
Progress Capital Holdings                                   7.45%                9/1/2003 (2)        10,000        10,580
                                                                                                                ----------
                                                                                                                   59,882
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $806,751)                                                                                                823,010
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (1.2%)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                          5.50%               2/15/2008            10,000         9,952
U.S. Treasury Note                                         5.875%              11/15/2005             3,000         3,052
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $12,984)                                                                                                  13,004
--------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(17.6%)
--------------------------------------------------------------------------------------------------------------------------
ABN AMRO Bank NV (Chicago Branch)                           7.55%               6/28/2006            10,000        10,707
Aegon NV                                                    8.00%               8/15/2006             4,150         4,574
Australia & New Zealand Banking Group                       7.55%               9/15/2006            14,500        15,396
Avon Energy Partners Holdings                               7.05%              12/11/2007 (2)        10,000        10,342
Banco Latinoamericano de Exportaciones                      6.35%               4/10/2000 (2)         5,000         4,987
Banco Santiago SA                                           7.00%               7/18/2007             5,000         4,594
Bayer Corp.                                                 6.50%               10/1/2002 (2)         6,000         6,114
Cable & Wireless Communications PLC                        6.625%                3/6/2005            12,000        12,081
Embotelladora Andina SA                                     7.00%               10/1/2007             5,000         4,647
Enersis SA                                                  6.90%               12/1/2006            10,000         9,395
Korea Development Bank                                     7.125%               9/17/2001             9,830         8,826

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
                                                           COUPON                    DATE             (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Province of Manitoba                                        8.75%               5/15/2001           $ 3,000    $    3,215
National Australia Bank                                     6.60%              12/10/2007             5,000         5,050
Oil Enterprises Ltd.                                       6.239%               6/30/2008 (1)(2)      8,000         7,985
Province of Ontario                                        7.625%               6/22/2004             5,000         5,384
Province of Ontario                                         8.00%              10/17/2001            10,000        10,588
PacifiCorp Australia LLC                                    6.15%               1/15/2008 (2)(3)     14,000        13,868
Petrozuata Finance Inc. Series A                            7.63%               2/22/2007 (2)        10,000         9,954
Placer Dome, Inc.                                          7.125%               5/15/2003             5,000         5,104
Santander Financial Issuances Ltd.                          7.00%                4/1/2006             5,000         5,138
Swiss Bank Corp.                                            6.75%               7/15/2005             5,000         5,124
Union Bank of Switzerland (NY Branch)                       7.25%               7/15/2006             5,000         5,295
United Utilities PLC                                        6.45%                4/1/2008            10,000         9,897
Yorkshire Power Finance Ltd.                               6.496%               2/25/2008 (2)         6,000         6,017
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $183,530)                                                                                                184,282
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.2%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                      5.64%                8/3/1998            10,047        10,047
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note G                              5.65%                8/3/1998             2,060         2,105
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $12,152)                                                                                                  12,152
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.8%)
   (COST $1,015,417)                                                                                            1,032,448
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               36,738
Liabilities--Note G                                                                                               (24,632)
                                                                                                               -----------
                                                                                                                   12,106
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 104,897,377 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,044,554
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $9.96
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in trans- actions exempt from registration, normally to qualified institutional buyers. At July 31, 1998, the aggregate value of these securities was $143,059,000, representing 13.7% of net assets.

(3) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.

PATS--Putable Asset Trust Securities.

--------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT           PER
                                                                                                      (000)         SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                 $1,025,238         $9.78
 Undistributed Net Investment Income                                                                     --            --
 Accumulated Net Realized Gains                                                                       2,285           .02
 Unrealized Appreciation--Note F                                                                     17,031           .16
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $1,044,554         $9.96
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
LONG-TERM U.S. TREASURY PORTFOLIO                          COUPON                    DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (94.5%)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                                          6.00%               2/15/2026            $ 6,350   $    6,528
U.S. Treasury Bond                                         6.375%               8/15/2027             13,950       15,144
U.S. Treasury Bond                                          6.50%              11/15/2026             22,200       24,363
U.S. Treasury Bond                                         6.625%               2/15/2027             64,050       71,534
U.S. Treasury Bond                                          6.75%               8/15/2026             16,450       18,607
U.S. Treasury Bond                                         6.875%               8/15/2025              6,850        7,840
U.S. Treasury Bond                                         7.125%               2/15/2023             67,050       78,416
U.S. Treasury Bond                                         7.875%               2/15/2021            174,452      218,935
U.S. Treasury Bond                                         8.125%               8/15/2019            102,015      130,419
U.S. Treasury Bond                                         8.875%               8/15/2017            149,550      201,966
U.S. Treasury Bond                                         8.875%               2/15/2019            127,810      174,318
U.S. Treasury Bond                                         9.875%              11/15/2015             36,200       52,256
U.S. Treasury Bond                                        10.375%              11/15/2012 (1)         47,950       63,832
U.S. Treasury Inflation-Indexed Note                       3.625%               4/15/2028             11,459       11,312
U.S. Treasury Note                                         6.125%               8/15/2007              4,350        4,512
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $951,467)                                                                                              1,079,982
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.5%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                      5.64%                8/3/1998             35,294       35,294
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note G                              5.65%                8/3/1998             50,252       50,252
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $85,546)                                                                                                  85,546
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.0%)
   (COST $1,037,013)                                                                                            1,165,528
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.0%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               31,044
Security Lending Collateral Payable to Brokers--Note G                                                            (50,252)
Other Liabilities                                                                                                  (3,471)
                                                                                                               -----------
                                                                                                                  (22,679)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 105,403,523 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,142,849
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.84
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) Securities with a value of $2,662,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,022,562       $ 9.70
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                      (8,187)        (.08)
 Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                                             128,515         1.22
   Futures Contracts                                                                                     (41)          --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,142,849       $10.84
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
LONG-TERM CORPORATE PORTFOLIO                              COUPON                    DATE             (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (79.8%)
--------------------------------------------------------------------------------------------------------------------------
FINANCE (23.7%)
Allstate Corp.                                              6.75%               5/15/2018          $ 20,000     $  20,062
Allstate Corp.                                              7.50%               6/15/2013            10,000        10,889
Ambac, Inc.                                                 7.50%                5/1/2023            20,000        22,307
American Re Corp.                                           7.45%              12/15/2026            18,267        20,067
Banc One Corp.                                              7.75%               7/15/2025            30,000        33,495
Banc One Corp.                                              8.00%               4/29/2027            15,000        17,277
BankBoston Corp.                                           6.625%               12/1/2005            30,000        30,474
CIGNA Corp.                                                7.875%               5/15/2027            25,000        27,455
Cincinnati Financial Corp.                                  6.90%               5/15/2028            25,000        25,345
Citicorp                                                   7.125%                9/1/2005            15,000        15,693
Equitable Cos. Inc.                                         7.00%                4/1/2028            25,000        25,246
Exxon Capital Corp.                                         6.00%                7/1/2005            10,000         9,998
Farmers Exchange Capital                                    7.05%               7/15/2028 (2)        25,000        24,595
Fifth Third Bancorp                                         6.75%               7/15/2005            20,000        20,541
First Chicago Corp.                                        6.375%               1/30/2009            15,000        14,967
First Union Corp.                                           6.00%              10/30/2008            10,000         9,706
First Union Corp.                                           7.50%               4/15/2035            11,000        12,557
Fleet Financial Group                                      6.875%               1/15/2028            25,000        25,170
General Electric Capital Corp.                             8.125%               5/15/2012            42,000        48,841
General Electric Capital Services                           7.50%               8/21/2035            10,960        12,625
General Electric Global Insurance Holdings Corp.            7.00%               2/15/2026            50,000        52,913
General Re Corp.                                            9.00%               9/12/2009            15,000        18,193
John Hancock Mutual Life Insurance Co.                     7.375%               2/15/2024 (2)        50,000        53,141
Liberty Mutual Group                                        8.50%               5/15/2025 (2)        35,000        41,689
Lumbermens Mutual Casualty Co.                              9.15%                7/1/2026 (2)        35,000        41,705
MBIA Inc.                                                   7.00%              12/15/2025             7,550         7,909
Massachusetts Mutual Life                                   7.50%                3/1/2024 (1)(2)      8,710         9,478
Massachusetts Mutual Life                                  7.625%              11/15/2023 (2)        14,500        16,046
Metropolitan Life Insurance Co.                             7.80%               11/1/2025 (2)        30,000        32,623
National City Bank Pennsylvania                             7.25%              10/21/2011            14,000        14,915
National City Corp.                                         7.20%               5/15/2005            10,000        10,495
NationsBank Corp.                                           7.25%              10/15/2025            20,000        21,156
NationsBank Corp.                                           7.75%               8/15/2004            15,000        16,167
NationsBank Corp.                                           7.75%               8/15/2015            10,000        11,056
NationsBank Corp.                                           8.50%               1/15/2007            15,000        17,006
Republic New York Corp.                                     9.70%                2/1/2009            15,000        18,774
SunTrust Banks                                              6.00%               2/15/2026            20,000        19,649
Transamerica Corp.                                         9.375%                3/1/2008            10,000        12,022
Travelers Group Inc.                                       6.625%               1/15/2028            25,000        24,599
Travelers Property Casualty Corp.                           7.75%               4/15/2026            25,000        27,939
Wachovia Corp.                                             6.605%               10/1/2025            30,000        31,474
Wachovia Corp.                                              6.80%                6/1/2005            10,000        10,306
                                                                                                                ----------
                                                                                                                  936,565
                                                                                                                ----------
INDUSTRIAL (45.2%)
   AEROSPACE & DEFENSE (1.6%)
   Lockheed Martin Corp.                                    7.65%                5/1/2016            35,000        38,134
   Raytheon Co.                                             7.20%               8/15/2027            25,000        26,224

   AUTOMOTIVE (4.5%)
   Chrysler Corp.                                           7.45%                3/1/2027            25,000        27,505
   Eaton Corp.                                              6.50%                6/1/2025            10,000        10,333
   Eaton Corp.                                             7.625%                4/1/2024            15,000        16,646
   Ford Motor Co.                                           8.90%               1/15/2032            40,000        51,416
   General Motors Corp.                                     7.40%                9/1/2025            30,000        32,405
   General Motors Corp.                                     7.70%               4/15/2016            10,000        11,170
   General Motors Corp.                                     9.40%               7/15/2021            20,000        26,251

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
LONG-TERM CORPORATE PORTFOLIO                              COUPON                    DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   BASIC INDUSTRIES (5.0%)
   Caterpillar Inc.                                        6.625%               7/15/2028        $   25,000    $   24,885
   Fluor Corp.                                              6.95%                3/1/2007            20,000        20,980
   Hubbell Inc.                                            6.625%               10/1/2005            10,000        10,327
   Minnesota Mining & Manufacturing Corp.                  6.375%               2/15/2028            35,000        35,020
   Morton International, Inc.                               9.25%                6/1/2020            10,000        13,081
   PPG Industries, Inc.                                    6.875%               2/15/2012            10,200        10,830
   PPG Industries, Inc.                                     9.00%                5/1/2021             9,750        12,566
   Parker-Hannifin Corp.                                    7.30%               5/15/2011            20,000        21,546
   Worthington Industries, Inc.                             6.70%               12/1/2009            20,500        20,686
   Worthington Industries, Inc.                            7.125%               5/15/2006            24,525        25,868

   BUILDING MATERIALS (0.6%)
   Georgia-Pacific Group                                    7.25%                6/1/2028            25,000        25,147

   CHEMICALS (5.0%)
   Air Products & Chemicals, Inc.                          7.375%                5/1/2005            15,000        16,009
   Air Products & Chemicals, Inc.                           8.75%               4/15/2021            12,550        15,629
   E.I. du Pont de Nemours & Co.                            6.50%               1/15/2028            25,000        24,770
   E.I. du Pont de Nemours & Co.                            6.75%                9/1/2007            25,000        25,900
   Eastman Chemical Co.                                     7.25%               1/15/2024            20,000        20,420
   Eastman Chemical Co.                                     7.60%                2/1/2027            20,000        21,214
   Ferro Corp.                                             7.125%                4/1/2028            10,000        10,153
   Monsanto Co.                                             6.75%              12/15/2027            25,000        24,932
   Monsanto Co.                                            8.875%              12/15/2009            20,000        24,071
   Witco Corp.                                             6.875%                2/1/2026            15,000        14,953

   CONSUMER GOODS & SERVICES (5.6%)
   Bestfoods                                               6.625%               4/15/2028            30,000        29,859
   CPC International, Inc.                                  7.25%              12/15/2026            30,000        32,399
   The Walt Disney Co.                                      6.75%               3/30/2006            25,000        26,051
   Kimberly-Clark Corp.                                     6.25%               7/15/2018            25,000        24,717
   Procter & Gamble Co.                                     6.45%               1/15/2026            27,000        27,275
   Procter & Gamble Co.                                     8.50%               8/10/2009            10,000        11,928
   Procter & Gamble Co. ESOP                                9.36%                1/1/2021            35,000        45,853
   Whirlpool Corp.                                          9.10%                2/1/2008            20,000        23,433

   ENERGY & RELATED GOODS & SERVICES (4.0%)
   Mobil Corp.                                             8.625%               8/15/2021            22,000        27,838
   Texaco Capital, Inc.                                    8.625%              11/15/2031            13,000        16,525
   Texaco Capital, Inc.                                     9.75%               3/15/2020            17,000        23,239
   USX Corp.                                                6.85%                3/1/2008            45,000        45,362
   Ultramar Diamond Shamrock                                7.20%              10/15/2017            25,000        25,388
   United Technologies Corp.                               8.875%              11/15/2019            15,000        18,908

   HEALTH CARE (3.8%)
   Baxter International, Inc.                               7.65%                2/1/2027            25,000        27,931
   Bristol-Myers Squibb Co.                                 6.80%              11/15/2026            35,000        37,193
   Eli Lilly & Co.                                         7.125%                6/1/2025            50,000        54,134
   Merck & Co.                                              6.30%                1/1/2026            30,000        29,918

   HOME BUILDING & REAL ESTATE (0.5%)
   Masco Corp.                                             6.625%               4/15/2018            20,000        20,008

   MEDIA & ENTERTAINMENT (2.7%)
   New York Times Co.                                       8.25%               3/15/2025            30,000        32,867
   News America Holdings Inc.                               8.00%              10/17/2016            30,000        33,021
   E.W. Scripps Co.                                        6.625%              10/15/2007            20,000        20,652
   Tribune Co.                                             6.875%               11/1/2006            20,000        20,972

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
                                                           COUPON                    DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   METAL (1.0%)
   Aluminum Co. of America                                  6.75%               1/15/2028        $   25,000    $   25,253
   Phelps Dodge Corp.                                      7.125%               11/1/2027            12,500        13,071

   PAPER (3.8%)
   Champion International Corp.                             7.35%               11/1/2025            30,000        30,636
   International Paper Co.                                 6.875%               11/1/2023            10,000         9,600
   Mead Corp.                                               7.35%                3/1/2017            10,350        11,126
   Tenneco Inc.                                            7.625%               6/15/2017            20,000        21,199
   Tenneco Inc.                                            7.875%               4/15/2027            20,000        21,962
   Westvaco Corp.                                           9.75%               6/15/2020            15,000        19,848
   Weyerhaeuser Co.                                         8.50%               1/15/2025            30,000        35,837

   RETAIL (0.4%)
   J.C. Penney Co., Inc.                                    7.95%                4/1/2017            15,000        16,805

   TECHNOLOGY & RELATED (2.7%)
   International Business Machines Corp.                    7.00%              10/30/2025            50,000        52,699
   Motorola, Inc.                                           7.50%               5/15/2025            50,000        54,804

   TRANSPORTATION (3.4%)
   Burlington Northern Santa Fe Corp.                      6.375%              12/15/2005            12,500        12,554
   Burlington Northern Santa Fe Corp.                      6.875%               12/1/2027            25,000        25,168
   CSX Corp.                                                7.95%                5/1/2027            35,000        39,463
   Norfolk Southern Corp.                                   7.80%               5/15/2027            35,000        39,826
   Union Tank Car Co.                                      7.125%                2/1/2007            15,000        15,748

   OTHER (0.6%)
   USA Waste Services Inc.                                  7.00%               7/15/2028            25,000        25,060
                                                                                                               ----------
                                                                                                                1,785,201
                                                                                                               ----------
UTILITIES (10.9%)
BellSouth Telecommunications                                7.00%               10/1/2025            10,000        10,513
Cincinnati Gas & Electric Co.                               6.90%                6/1/2025            16,000        16,767
Coastal Corp.                                               7.75%              10/15/2035            20,000        21,523
Coastal Corp.                                              9.625%               5/15/2012            15,000        18,743
El Paso Natural Gas Co.                                     7.50%              11/15/2026            25,000        26,718
Enron Corp.                                                6.875%              10/15/2007            10,000        10,218
Florida Power Corp.                                         6.75%                2/1/2028            22,375        22,865
GTE California Inc.                                         6.70%                9/1/2009            25,000        25,639
GTE Southwest, Inc.                                         6.00%               1/15/2006            10,000         9,821
Indiana Bell Telephone Co., Inc.                            7.30%               8/15/2026            27,000        29,879
Michigan Bell Telephone Co.                                 7.85%               1/15/2022            25,000        29,030
NGC Corp.                                                  7.125%               5/15/2018            20,000        20,113
New Jersey Bell Telephone Co.                               8.00%                6/1/2022            25,000        29,371
Northern States Power Co.                                  7.125%                7/1/2025            30,000        32,084
Oklahoma Gas & Electric Co.                                 6.50%               4/15/2028            12,770        12,684
Pacific Bell                                               7.125%               3/15/2026            15,000        16,052
PacifiCorp                                                 6.625%                6/1/2007            10,000        10,146
PacifiCorp                                                  6.71%               1/15/2026            10,000        10,024
Tennessee Gas Pipeline Co.                                  7.50%                4/1/2017            25,000        26,366
U S WEST Capital Funding, Inc.                             6.875%               7/15/2028            25,000        24,760
Wisconsin Electric Power Co.                                6.50%                6/1/2028            25,000        25,193
                                                                                                               ----------
                                                                                                                  428,509
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $2,933,747)                                                                                            3,150,275
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(7.1%)
-------------------------------------------------------------------------------------------------------------------------
Province of British Columbia                                6.50%               1/15/2026            35,000        36,137
Husky Oil Ltd.                                              7.55%              11/15/2016            20,000        20,660
Inter-American Development Bank                            6.125%                3/8/2006            25,000        25,414

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
LONG-TERM CORPORATE PORTFOLIO                              COUPON                    DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Province of Manitoba                                       8.875%               9/15/2021        $   24,042    $   31,485
Province of Ontario                                         6.00%               2/21/2006            25,000        24,901
Province of Quebec                                          7.50%               7/15/2023            50,000        55,331
Saga Petroleum ASA                                          7.25%               9/23/2027            20,000        19,573
Province of Saskatchewan                                    8.50%               7/15/2022            19,000        23,661
Talisman Energy, Inc.                                      7.125%                6/1/2007            20,000        20,740
Talisman Energy, Inc.                                       7.25%              10/15/2027            20,000        20,818
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $264,141)                                                                                                278,720
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (8.0%)
-------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.
   (Pooled Mortgage Notes)                                 15.50%               10/1/2012 (1)             8             9
U.S. Treasury Note                                          6.25%               8/31/2002           150,000       153,632
U.S. Treasury Note                                         6.875%               5/15/2006           150,000       162,023
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $314,201)                                                                                                315,664
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.9%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $115,513)                                          5.64%                8/3/1998           115,513       115,513
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.8%)
   (COST $3,627,602)                                                                                            3,860,172
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.2%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                             150,398
Liabilities                                                                                                      (65,105)
                                                                                                               ----------
                                                                                                                  85,293
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 426,816,758 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $3,945,465
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $9.24
=========================================================================================================================


*    See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1998, the aggregate value of these securities was $219,277,000, representing 5.6% of net assets.

-------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        AMOUNT        PER
                                                                                                         (000)      SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $3,675,197      $8.61
 Undistributed Net Investment Income                                                                        --         --
 Accumulated Net Realized Gains                                                                         37,698        .09
 Unrealized Appreciation--Note F                                                                       232,570        .54
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $3,945,465      $9.24
=========================================================================================================================

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
HIGH YIELD CORPORATE PORTFOLIO                             COUPON                    DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (91.9%)
-------------------------------------------------------------------------------------------------------------------------
FINANCE (4.2%)
Amresco, Inc.                                              9.875%               3/15/2005        $   15,000    $   15,225
Amresco, Inc.                                              10.00%               3/15/2004            15,000        15,525
Bank United Corp.                                          8.875%                5/1/2007            33,000        36,034
Chevy Chase Savings Bank                                    9.25%               12/1/2008            15,000        15,225
ContiFinancial Corp.                                       8.125%                4/1/2008            25,000        24,381
FirstFed Financial Corp.                                   11.75%               10/1/2004             5,000         5,400
Imperial Credit Industries, Inc.                           9.875%               1/15/2007            20,000        20,100
Navistar Financial Corp.                                    9.00%                6/1/2002            15,000        15,694
Olympic Financial Ltd.                                     11.50%               3/15/2007            22,160        21,329
United Companies Financial, Corp.                          8.375%                7/1/2005            20,000        19,214
Western Financial Savings Bank                              8.50%                7/1/2003            17,000        15,385
Western Financial Savings Bank                             8.875%                8/1/2007            20,000        17,800
                                                                                                               ----------
                                                                                                                  221,312
                                                                                                               ----------
INDUSTRIAL (81.8%)
   AEROSPACE & DEFENSE (2.4%)
   Argo-Tech Corp.                                         8.625%               10/1/2007            19,000        19,190
   K & F Industries, Inc.                                   9.25%              10/15/2007            27,750        28,166
   L-3 Communications Corp.                                 8.50%               5/15/2008             8,425         8,614
   L-3 Communications Corp.                               10.375%                5/1/2007            20,000        22,200
   Newport News Shipbuilding Inc.                          8.625%               12/1/2006            25,000        26,437
   Newport News Shipbuilding Inc.                           9.25%               12/1/2006            20,000        21,350

   AUTOMOTIVE (6.3%)
   Accuride Corp.                                           9.25%                2/1/2008 (1)        20,000        20,200
   Collins & Aikman Products Co.                           11.50%               4/15/2006            40,000        44,100
   Delco Remy International Inc.                           8.625%              12/15/2007             5,000         5,125
   Delco Remy International Inc.                          10.625%                8/1/2006            10,000        10,875
   Exide Corp.                                             10.00%               4/15/2005            25,000        26,000
   Federal-Mogul Corp.                                      7.75%                7/1/2006            46,270        46,566
   Federal-Mogul Corp.                                      8.80%               4/15/2007            18,750        19,922
   Hayes Wheels International, Inc.                        9.125%               7/15/2007            30,000        31,725
   Hayes Wheels International, Inc.                        11.00%               7/15/2006            25,000        28,125
   Johnstown America Industries, Inc.                      11.75%               8/15/2005            27,000        29,903
   Key Plastics, Inc.                                      10.25%               3/15/2007            11,540        12,030
   LDM Technologies Inc.                                   10.75%               1/15/2007             8,000         8,360
   Lear Corp.                                               9.50%               7/15/2006            20,000        21,900
   Navistar International Corp.                             8.00%                2/1/2008            25,000        25,187

   BASIC INDUSTRIES (6.0%)
   Advanced Lighting Technologies, Inc.                     8.00%               3/15/2008 (1)        15,000        14,737
   Anchor Glass Container Corp.                            11.25%                4/1/2005             8,000         8,680
   Cincinnati Milacron, Inc.                               8.375%               3/15/2004            11,500        12,181
   Clark-Schwebel Inc.                                     10.50%               4/15/2006             9,295        10,271
   Coltec Industries Inc.                                   7.50%               4/15/2008 (1)        30,000        30,090
   Consumers International                                 10.25%                4/1/2005 (1)        17,000        18,360
   Goss Graphic Systems, Inc.                              12.00%              10/15/2006            10,000         9,650
   Grove Worldwide LLC                                      9.25%                5/1/2008 (1)        30,000        29,400
   Idex Corp.                                              6.875%               2/15/2008            22,435        22,313
   International Wire Group                                11.75%                6/1/2005            15,000        16,462
   Mastec, Inc.                                             7.75%                2/1/2008            30,000        29,250
   Neenah Corp.                                           11.125%                5/1/2007            22,100        24,089
   Numatics Inc.                                           9.625%                4/1/2008 (1)        16,500        16,830
   Park-Ohio Industries, Inc.                               9.25%               12/1/2007            22,500        23,119
   Roller Bearing Co. of America Inc.                      9.625%               6/15/2007            16,500        16,665
   Scotsman Group Inc.                                     8.625%              12/15/2007             8,260         8,260
   Terex Corp.                                             8.875%                4/1/2008 (1)        22,500        22,444

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
HIGH YIELD CORPORATE PORTFOLIO                             COUPON                    DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   BUILDING MATERIALS (2.7%)
   American Standard Cos. Inc.                             7.375%                2/1/2008        $   50,000    $   49,500
   American Standard Cos. Inc.                             7.625%               2/15/2010            41,250        41,198
   Falcon Building Products, Inc.                           9.50%               6/15/2007            21,750        21,424
   Henry Co.                                               10.00%               4/15/2008 (1)        10,000        10,100
   Nortek, Inc.                                             9.25%               3/15/2007            17,500        17,981

   CABLE (7.2%)
   CSC Holdings, Inc.                                      7.875%              12/15/2007            30,000        31,500
   CSC Holdings, Inc.                                      8.125%               8/15/2009            25,000        26,350
   CSC Holdings, Inc.                                       9.25%               11/1/2005            30,000        32,100
   CSC Holdings, Inc.                                      9.875%               2/15/2013            15,000        16,575
   Century Communications Inc.                             8.875%               1/15/2007             9,525        10,287
   Classic Cable Inc.                                      9.875%                8/1/2008 (1)         3,905         4,081
   Comcast Corp.                                           9.125%              10/15/2006            25,000        26,750
   Comcast Corp.                                           9.375%               5/15/2005            24,000        25,740
   Comcast Corp.                                            9.50%               1/15/2008            20,000        21,150
   Comcast Corp.                                          10.625%               7/15/2012            30,000        38,250
   Falcon Holdings Group LP                                8.375%               4/15/2010 (1)        20,000        20,200
   Jones Intercable Inc.                                   7.625%               4/15/2008            20,000        20,250
   Lenfest Communications, Inc.                            8.375%               11/1/2005            70,000        74,550
   Rifkin Acquisition Partners LP                         11.125%               1/15/2006            15,000        16,687
   Rogers Cablesystem Ltd.                                 9.625%                8/1/2002            12,000        12,900

   CHEMICALS (3.3%)
   Acetex Corp.                                             9.75%               10/1/2003            20,000        20,500
   Buckeye Cellulose Corp.                                  8.50%              12/15/2005            15,000        15,150
   Huntsman Corp.                                           9.50%                7/1/2007 (1)        17,000        17,510
   LaRoche Industries, Inc.                                 9.50%               9/15/2007            15,000        14,775
   Lilly Industries, Inc.                                   7.75%               12/1/2007            15,000        15,343
   PCI Chemical Canada, Inc.                                9.25%              10/15/2007            22,500        21,712
   Pioneer Americas Acquisition Corp.                       9.25%               6/15/2007            20,000        19,100
   Sifto Canada Inc.                                        8.50%               7/15/2000            10,000        10,250
   Sovereign Specialty Chemicals, Inc.                      9.50%                8/1/2007            18,000        18,540
   Texas Petrochemicals Corp.                             11.125%                7/1/2006            17,500        18,812

   CONSUMER GOODS & SERVICES (1.9%)
   Chattem, Inc.                                           8.875%                4/1/2008            10,000        10,075
   Muzak LP/Muzak Capital Corp.                            10.00%               10/1/2003            10,000        10,450
   Playtex Products, Inc.                                  8.875%               7/15/2004            10,000        10,275
   Revlon Consumer Products Corp.                          8.625%                2/1/2008            50,000        51,125
   Safelite Glass Corp.                                    9.875%              12/15/2006 (1)        10,000        10,350
   Sealy Mattress Co.                                      9.875%              12/15/2007             9,000         9,270

   CONTAINERS (2.9%)
   BWAY Corp.                                              10.25%               4/15/2007            15,000        16,275
   Gaylord Container Corp.                                 9.375%               6/15/2007            30,000        27,300
   Owens-Illinois, Inc.                                     7.85%               5/15/2004            15,000        15,553
   Owens-Illinois, Inc.                                     8.10%               5/15/2007            35,000        36,965
   Silgan Corp.                                             9.00%                6/1/2009            41,000        42,640
   Sweetheart Cup Co., Inc.                                9.625%                9/1/2000             5,000         4,988
   Sweetheart Cup Co., Inc.                                10.50%                9/1/2003            11,000        10,973

   ENERGY & RELATED GOODS & SERVICES (6.6%)
   AmeriGas Partners, LP                                  10.125%               4/15/2007            10,000        10,637
   Clark Refining & Marketing, Inc.                        8.375%              11/15/2007            15,000        14,962
   Cross Timbers Oil Co.                                    8.75%               11/1/2009            25,000        25,000
   Cross Timbers Oil Co.                                    9.25%                4/1/2007            17,000        17,552
   Dailey International, Inc.                               9.50%               2/15/2008            10,000         9,450
   Energy Corp. of America                                  9.50%               5/15/2007            30,000        29,700
   Flores & Rucks, Inc.                                     9.75%               10/1/2006            16,000        17,240

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
                                                           COUPON                    DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   J. Ray McDermott, SA                                    9.375%               7/15/2006        $   25,000    $   27,094
   Newfield Exploration Co.                                 7.45%              10/15/2007            15,000        14,847
   Newpark Resources, Inc.                                 8.625%              12/15/2007            15,000        15,187
   Ocean Energy, Inc.                                      8.875%               7/15/2007            15,000        15,300
   Oryx Energy Co.                                          8.00%              10/15/2003            10,000        10,443
   Oryx Energy Co.                                         8.125%              10/15/2005            15,000        15,807
   Plains Resources, Inc.                                  10.25%               3/15/2006            19,000        19,855
   Pride Petroleum Services, Inc.                          9.375%                5/1/2007            32,000        33,600
   Santa Fe Energy Resources, Inc.                         11.00%               5/15/2004            10,000        10,675
   Seagull Energy Corp.                                    8.625%                8/1/2005            10,000        10,241
   Tesoro Petroleum Corp.                                   9.00%                7/1/2008 (1)        10,000        10,075
   Tuboscope Inc.                                           7.50%               2/15/2008            15,000        14,996
   Wesco Distribution Inc.                                 9.125%                6/1/2008 (1)        25,000        24,937

   FOOD & LODGING (1.8%)
   Aurora Foods Inc.                                        8.75%                7/1/2008 (1)         4,930         5,078
   B & G Foods, Inc.                                       9.625%                8/1/2007            15,000        15,300
   CapStar Hotel Co.                                        8.75%               8/15/2007            20,000        20,750
   Purina Mills Inc.                                        9.00%               3/15/2010 (1)        25,000        25,687
   Tricon Global Restaurants, Inc.                          7.65%               5/15/2008            25,000        25,159

   HEALTH CARE (6.6%)
   Beverly Enterprises Inc.                                 9.00%               2/15/2006            18,000        18,180
   Columbia/HCA Healthcare Corp.                            6.91%               6/15/2005            25,000        23,957
   Columbia/HCA Healthcare Corp.                            7.00%                7/1/2007            22,400        21,326
   Columbia/HCA Healthcare Corp.                            7.25%               5/20/2008            30,000        28,873
   Integrated Health Services, Inc.                         9.50%               9/15/2007            30,000        30,750
   Kinetic Concepts, Inc.                                  9.625%               11/1/2007            30,000        30,975
   Leiner Health Products, Inc.                            9.625%                7/1/2007            12,750        13,547
   Owens & Minor, Inc.                                    10.875%                6/1/2006            15,000        16,144
   Packard Bioscience Co.                                  9.375%                3/1/2007             3,530         3,442
   PharMerica Inc.                                         8.375%                4/1/2008 (1)        35,000        34,825
   Tenet Healthcare Corp.                                  8.125%               12/1/2008 (1)        75,000        76,313
   Tenet Healthcare Corp.                                  8.625%               1/15/2007            45,000        46,519

   HOME BUILDING & REAL ESTATE (1.5%)
   Kaufman & Broad Home Corp.                               7.75%              10/15/2004            26,250        26,250
   Nortek Inc.                                             8.875%                8/1/2008 (1)         7,840         7,879
   Standard Pacific Corp.                                   8.00%               2/15/2008            15,000        14,963
   Standard Pacific Corp.                                   8.50%               6/15/2007            15,000        15,413
   Toll Corp.                                               7.75%               9/15/2007            15,000        15,000

   MEDIA & ENTERTAINMENT (7.8%)
   American Radio Systems Corp.                             9.00%                2/1/2006            10,000        10,750
   Big Flower Press Holdings                               8.875%                7/1/2007            15,000        15,450
   CBS Corp.                                                7.15%               5/20/2005 (1)        75,000        74,790
   Chancellor Media Corp.                                  8.125%              12/15/2007            20,000        20,275
   Chancellor Media Corp.                                  9.375%               10/1/2004            17,000        17,914
   Fox/Liberty Networks LLC                                8.875%               8/15/2007            60,000        62,400
   JCAC, Inc.                                             10.125%               6/15/2006            10,000        10,975
   Jacor Communications Inc.                                8.75%               6/15/2007            10,000        10,475
   Lin Television Corp.                                    8.375%                3/1/2008 (1)        41,000        41,923
   Loews Cineplex Entertainment                            8.875%                8/1/2008 (1)        13,950        13,967
   Outdoor Systems Inc.                                    9.375%              10/15/2006            13,040        14,018
   PRIMEDIA, Inc.                                          7.625%                4/1/2008            20,000        19,700
   Telecommunication Techniques Co.                         9.75%               5/15/2008 (1)        24,000        24,780
   Von Hoffman Press Inc.                                 10.375%               5/15/2007 (1)        15,000        15,713
   Westinghouse Electric Corp.                             6.875%                9/1/2003            13,000        12,885
   Westinghouse Electric Corp.                             8.375%               6/15/2002            15,000        15,660
   Westinghouse Electric Corp.                             8.875%                6/1/2001            15,000        15,708
   Young Broadcasting Inc.                                  9.00%               1/15/2006            10,000        10,625

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
HIGH YIELD CORPORATE PORTFOLIO                             COUPON                    DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   METAL (4.6%)
   AK Steel Corp.                                          9.125%              12/15/2006        $   55,000    $   57,613
   Algoma Steel Inc.                                      12.375%               7/15/2005            25,000        27,250
   AmeriSteel Corp.                                         8.75%               4/15/2008 (1)        10,000        10,125
   Armco, Inc.                                              9.00%               9/15/2007            22,525        22,412
   Bethlehem Steel Corp.                                  10.375%                9/1/2003            10,500        11,288
   GS Technologies Operating Co., Inc.                     12.25%               10/1/2005            12,500        13,344
   LTV Corp.                                                8.20%               9/15/2007            45,000        44,100
   P & L Coal Holdings Corp.                               8.875%               5/15/2008 (1)        18,000        18,698
   Ryerson Tull, Inc.                                      9.125%               7/15/2006            11,960        13,335
   Weirton Steel Corp.                                     10.75%                6/1/2005            12,500        12,969
   Wells Aluminum Corp.                                   10.125%                6/1/2005            10,500        10,946

   PAPER & PACKAGING (5.9%)
   Buckeye Technologies, Inc.                               8.00%              10/15/2010 (1)        12,460        12,585
   Container Corp. of America                               9.75%                4/1/2003            50,000        53,500
   Doman Industries, Ltd.                                   8.75%               3/15/2004            30,000        27,750
   Domtar Inc.                                              8.75%                8/1/2006            15,000        15,713
   Domtar Inc.                                              9.50%                8/1/2016            18,750        20,438
   Fonda Group Inc.                                         9.50%                3/1/2007            15,000        14,475
   NoramPac Inc.                                            9.50%                2/1/2008 (1)        15,000        15,600
   Owens-Illinois Inc.                                      7.35%               5/15/2008            45,000        45,388
   Paperboard Industries International Inc.                8.375%               9/15/2007            18,750        18,797
   Repap New Brunswick, Inc.                                9.00%                6/1/2004 (1)        11,860        11,860
   Stone Container Corp.                                   9.875%                2/1/2001            16,000        16,480
   Tembec Finance Corp.                                    9.875%               9/30/2005            25,000        26,500
   U.S. Timberlands LLC                                    9.625%              11/15/2007            30,000        31,200

   RETAIL (0.4%)
   Nash Finch Co.                                           8.50%                5/1/2008 (1)        20,000        20,000

   TECHNOLOGY & RELATED (6.7%)
   Advanced Micro Devices, Inc.                            11.00%                8/1/2003            54,000        56,160
   Amphenol Corp.                                          9.875%               5/15/2007            20,000        21,150
   Beckman Instruments, Inc.                                7.45%                3/4/2008 (1)        30,000        29,889
   Fairchild Semiconductor Corp.                          10.125%               3/15/2007            35,000        34,212
   Fisher Scientific International                          9.00%                2/1/2008            60,000        60,450
   Iron Mountain, Inc.                                      8.75%               9/30/2009            33,000        34,320
   Iron Mountain, Inc.                                    10.125%               10/1/2006            16,500        17,944
   Pierce Leahy Corp.                                      9.125%               7/15/2007            15,000        15,637
   PSINet Inc.                                             10.00%               2/15/2005            50,000        52,625
   Unisys Corp.                                            7.875%                4/1/2008            30,000        31,125

   TELECOMMUNICATIONS (5.2%)
   Comcast Cellular Holdings, Inc.                          9.50%                5/1/2007            15,000        15,900
   GCI, Inc.                                                9.75%                8/1/2007            20,000        20,900
   ITC DeltaCom, Inc.                                      8.875%                3/1/2008            24,250        25,220
   ITC DeltaCom, Inc.                                      11.00%                6/1/2007             9,751        11,043
   Intermedia Communications Inc.                           8.50%               1/15/2008            45,000        45,675
   Intermedia Communications Inc.                          8.875%               11/1/2007            10,000        10,325
   Level 3 Communications, Inc.                            9.125%                5/1/2008 (1)        50,000        49,813
   MJD Communications Inc.                                  9.50%                5/1/2008 (1)        10,085        10,438
   McLeodUSA Inc.                                          8.375%               3/15/2008            15,000        15,263
   McLeodUSA Inc.                                           9.25%               7/15/2007            15,000        15,788
   Paging Network, Inc.                                    8.875%                2/1/2006            10,000        10,025
   Paging Network, Inc.                                   10.125%                8/1/2007            25,000        26,438
   Rogers Cantel, Inc.                                      8.30%               10/1/2007            15,000        15,075

   TEXTILES & RELATED (2.0%)
   Galey & Lord Inc.                                       9.125%                3/1/2008            20,000        19,400
   Pillowtex Corp.                                          9.00%              12/15/2007            20,000        20,600

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
                                                           COUPON                    DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   Tultex Corp.                                            9.625%               4/15/2007        $   10,000    $    9,500
   Tultex Corp.                                           10.625%               3/15/2005            15,000        14,775
   Westpoint Stevens Inc.                                  7.875%               6/15/2005 (1)        40,000        41,000
                                                                                                               ----------
                                                                                                                4,289,272
                                                                                                               ----------
UTILITIES (5.9%)
AES Corp.                                                  8.375%               8/15/2007            32,500        32,988
AES Corp.                                                   8.50%               11/1/2007            25,000        25,563
CMS Energy Corp.                                           7.625%              11/15/2004            18,000        18,207
CMS Energy Corp.                                           8.125%               5/15/2002            30,000        30,851
CalEnergy Co., Inc.                                         9.50%               9/15/2006            16,000        17,280
Calpine Corp.                                              7.875%                4/1/2008 (1)        36,380        35,743
Cleveland Electric Illuminating Co.                         7.43%               11/1/2009            22,500        23,376
El Paso Electric Co. Series C                               8.25%                2/1/2003            15,000        15,914
El Paso Electric Co. Series D                               8.90%                2/1/2006            23,000        25,731
El Paso Electric Co. Series E                               9.40%                5/1/2011            28,000        32,120
Midland Cogeneration Venture LP                            11.75%               7/23/2005            25,000        29,479
Niagara Mohawk Power Corp.                                  7.75%               10/1/2008             5,320         5,477
Texas-New Mexico Power Co.                                 10.75%               9/15/2003            14,000        15,086
                                                                                                               ----------
                                                                                                                  307,815
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $4,714,314)                                                                                            4,818,399
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.4%)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                          5.75%               8/15/2003           100,000       100,892
U.S. Treasury Note                                          6.50%               5/31/2001            75,000        76,871
U.S. Treasury Note                                          6.50%               5/31/2002           100,000       103,192
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $277,280)                                                                                                280,955
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.0%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                      5.64%                8/3/1998            60,975        60,975
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note G                        5.64%-5.65%                8/3/1998           253,132       253,132
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $314,107)                                                                                                314,107
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.3%)
   (COST $5,305,701)                                                                                            5,413,461
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.3%)
Other Assets--Note C                                                                                             126,708
Security Lending Collateral Payable to
   Brokers--Note G                                                                                              (253,132)
Other Liabilities                                                                                                (44,194)
                                                                                                               ----------
                                                                                                                (170,618)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 645,982,122 outstanding $.001 par value
   shares of beneficial interest (unlimited authorization)                                                     $5,242,843
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $8.12
=========================================================================================================================


*See Note A in Notes to Financial Statements.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1998, the aggregate value of these securities was $826,020,000, representing 15.8% of net assets.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT          PER
 HIGH YIELD CORPORATE PORTFOLIO                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                 $5,114,490        $7.92
 Undistributed Net Investment Income                                                                     --           --
 Accumulated Net Realized Gains                                                                      20,593          .03
 Unrealized Appreciation--Note F                                                                    107,760          .17
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $5,242,843        $8.12
=========================================================================================================================

                                                                     F282-7/1998